UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08846

Tributary Funds, Inc.
(Exact name of registrant as specified in charter)

Tributary Capital Management, LLC 1620 Dodge Street Omaha, Nebraska			68197
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson Fund Services 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 662-4203

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Tributary Funds®

Annual Report

March 31, 2014

Tributary Short-Intermediate Bond Fund

Institutional Class:  FOSIX

Institutional Plus Class:  FOSPX

Tributary Income Fund

Institutional Class:  FOINX

Institutional Plus Class:  FOIPX

Tributary Balanced Fund

Institutional Class:  FOBAX

Institutional Plus Class:  FOBPX

Tributary Growth Opportunities Fund

Institutional Class:  FOGRX

Institutional Plus Class:  FOGPX

Tributary Small Company Fund

Institutional Class:  FOSCX

Institutional Plus Class:  FOSBX

Notice to Investors

Shares of Tributary Funds:

• ARE NOT FDIC INSURED            • MAY LOSE VALUE        • HAVE NO BANK GUARANTEE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA.  Northern Lights and the Tributary Funds’ investment adviser are not affiliated.

Dear Shareholder:

According to DictionaryFocus.com, the term recentism is defined as “a focus on recent events to the exclusion of history”.  This phenomenon exists in all walks of life, and in this day and age of the 24 hour news cycle, Twitter, Facebook and other forms of social media, the danger of recentism becomes even greater.  It is easy to take a relatively short-term phenomenon and build some type of fancy algorithm to extrapolate these trends far into the future.  Sure, it is exciting to make dire predications about the next great stock market crash, what the planet is going to look like in 100 years or the effects that a certain governmental policy will have 50 years from now based on current trends.  It sells books.  It makes great news bites for Cable TV talk shows.  It grabs your attention.  I get it.  The problem is that these long term projections very rarely turn out to be factual (at least in my experience), and their authors have usually cashed their checks and are long gone by the time we find out if their predictions actually pan out.

I have either been blessed or cursed, depending on your age and viewpoint, to be in my 30th year in this business.  I have seen many of these new age products come to the marketplace, embraced by the chatter class as revolutionary and game changing only to fail miserably.  In the middle to late 1980’s, computer based algorithms built on relatively short historical data points were used to create program trading and portfolio insurance.  One popular explanation for the 1987 crash was indiscriminate selling by program traders.  As computer technology became more readily available, the use of program trading grew dramatically.  After the great crash of 1987, many blamed program trading strategies for blindly selling stocks as markets fell, exacerbating the decline, which was exactly the opposite of what these programs had been designed to do.

Flash forward about a decade to the late 1990’s.  Recent history had proven that if you took all of your money, risky or not, and just invested it in high flying technology and internet stocks, you could become rich almost overnight.  And this theory, based on data points from 1995-1999, worked phenomenally well, until it didn’t.  The crash in the NASDAQ, an exchange that at the time was dominated by tech stocks, literally wiped out many investors overnight.

After the great bear markets of 2000, 2001 and 2007-2008, people had become fatigued with the volatility of equities and began searching for “alternatives”.  According to the pundits, traditional buy and hold investing was dead, and the great marketers of Wall Street needed to concoct new and creative ways to deliver product to the masses based on these recent data points.   Hedge funds, real estate funds, esoteric trading funds, commodity funds and a whole host of other products that were sold as alternatives to traditional stocks and bonds proliferated in the first decade of the new millennium.  These products were sold as “non-correlated” options to stocks and bonds, which simply stated means they should offer some stability to your portfolio in times when things are difficult in traditional arenas.  The first real test of these new products came with the great market upheaval of 2007-2008, and in my analysis they failed miserably.  Turns out these products built by the best minds from Academia and Wall Street were much more highly correlated to the economy and traditional stocks and bonds than advertised, and suffered the same fate, falling sharply for their investors during this period, at the same time earning their creators and underwriters considerable fees.  And since bottoming in early March 2009, stocks have been on an incredible upswing, with unfortunately very little participation from the average investor, who based their decision to abandon equities after six or seven years of very negative data points—the theory of recentism.

One recent trend that I find quite encouraging coming out of the last ten years of volatility has a couple of names; institutional investors call it Liability Based Investing and individual investors call it Outcome Based Investing.  It is a relatively simple concept, but one that is based in discipline and vision, two qualities that when applied effectively almost always have positive results.  Simply put, start first by understanding your liabilities, or desired end game or outcome, and then figure out what types of products or tools will be required to help you achieve those goals.  There are literally thousands of different tools available today to help you achieve your long-term financial objectives.  There are active funds, index funds, exchange traded funds, alternative funds; the list goes on and on.  They are all built a little differently, and all will react differently based on the scenario.  Without a well thought out vision of your financial goals and aspirations, and some understanding of your personal tolerance for risk along the way, trying to sort out all of these tools available can become an exercise in futility.  What the market does over the next 10-20 years is irrelevant to you, what your personal portfolio does versus your desired outcome is what matters in the end.

1

So how does this all relate to the Tributary Funds?  As an investor, it is important for you to understand our value proposition as a set of tools that you will use in creating the type of financial outcome you are striving to achieve.  First of all, our strategies are based on principals that have stood the test of time, so as to counter-act the tendencies people have towards recentism.  All of the Funds are managed by teams whose leaders have between 10 to 15 years of experience at the helm.  We believe the long-run returns will be driven by the ability of underlying securities in each portfolio to deliver strong results to their shareholders and bond holders.  This is known as a fundamental approach to investing.  Again, if you follow the law of recentism, fundamental investing has been somewhat challenging.  As the U.S. Federal Reserve has been attempting to reignite the U.S. economy from the worst recession since the Great Depression, they have been printing money at an unprecedented pace, flooding the financial system with almost free money.  In this type of environment, companies with less than stellar management and financial characteristics are “propped up” by the availability of free money, as investors don’t seem to care much about doing the hard work necessary to differentiate between these companies and their more well run competition.  However, if you look at history, and take an extended view, stocks clearly follow a pattern of being valued by their ability to deliver results to their shareholders.

As a valued shareholder of Tributary Funds, I would encourage you to look at our long-term demonstrated track record of value creation, and decide for yourself if this indeed aligns with your financial goals.

Wishing you continued health and prosperity….

Best regards,

Stephen R. Frantz

President

sfrantz@tributarycapital.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

2

ANNUAL REPORT 2014

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Manager Commentary

For the year ended March 31, 2014, Tributary Short-Intermediate Bond Fund returned 0.40% (Institutional Class at NAV) and 0.77% (Institutional Plus Class at NAV) compared to a 0.42% return for the Barclay's Capital U.S. Government/Credit 1-5 Year Index. The outperformance after expenses of the Institutional Plus class, which has a lower expense ratio than the Institutional Class, was due to lower duration exposure relative to the benchmark, the overweight allocation to non-agency mortgage backed securities ("MBS") and corporate bonds, as well as the Fund's modest down-in-quality bias. U.S. Treasury yields rose dramatically during the year as the U.S. Federal Reserve ("Fed") signaled an end to the era of quantitative easing ("QE"), with the 5-year yield rising by 95 basis points ("bps") and the 30-year yield by 46 bps (for perspective, a 100 bps rise in the 30-year yield is roughly equivalent to an 18% decrease in price). Credit-sensitive sectors performed very well over the trailing 12 months. Relative to similar-maturity U.S. Treasuries for example, corporate bonds generated an excess return of nearly 3.50%. The non-agency MBS and asset backed securities ("ABS") sectors were also strong performers over the past year. The broad private-label securitized space continued to benefit from relatively attractive yield profiles and fundamental improvement in underlying collateral values, whether residential or commercial properties or credit card receivables.

Without question the primary event of the last year was the change in Fed policy expectations, which led to what many market pundits have labeled the "taper tantrum." When Fed Chairman Bernanke indicated in May 2013 that the Fed could begin reducing (or tapering) its purchases of U.S. Treasuries and Agency MBS, the market quickly re-priced and drove bond yields significantly higher. The government shutdown in October and growing unrest and uncertainty in emerging economies subsequently caused some flight-to-quality in the Treasury market in the Fall of 2013 and into early 2014. However, economic data was generally at or above expectations for most of the year, which further helped to lift bond yields and compress corporate and other credit-sensitive yield spreads.

Over the last year the Fund increased duration exposure to the non-agency MBS and ABS sectors given relatively attractive yield and return profiles. Our corporate bond exposure ended the year lower as we found fewer favorable opportunities, while the agency MBS allocation increased modestly in duration terms. Our allocation to the U.S. Government sector was essentially unchanged over the year. The Fund continues to maintain a AA- weighted average credit rating.

As the investor optimism on display during late 2013 faded during the most recent quarter, market participants were forced to re-evaluate their forecasts for the remainder of the year. Estimates for first quarter growth were revised lower as the economic statistics disappointed, to varying degrees due to bad weather. The uncertainty created by the tension in the Ukraine and weaker Chinese growth was another shock to confidence, leaving longer-term interest rates below the highs reached during 2013.

For our part, we continue to believe that interest rates could drift higher over the coming year. As the negative economic impact of the harsh winter recedes, growth should return. Furthermore, the Fed is determined to continue tapering its current QE program and will likely be finished by the end of 2014. We are therefore maintaining a shorter duration position in the portfolio, relative to the benchmark. Nonetheless, we do not expect dramatically higher rates as significant headwinds exist in the form of a soft labor market, a lack of meaningful real wage growth, low inflation and tepid real trend growth.

With respect to spread sectors of the bond market, we are becoming increasingly cautious as robust investor confidence has driven spreads significantly narrower. Corporate bonds are for the most part fully valued and we are moving to a more neutral weighting in corporate credit. We remain overweight in the housing-sensitive non-agency MBS sector, the private-label ABS and commercial mortgage backed securities ("CMBS") sectors, and continue to keep a modest exposure to the agency MBS sector. We remain underweight to the traditional U.S. Government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2014

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2014

Portfolio Composition as of March 31, 2014
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

U.S. Treasury Securities	35.3%
Mortgage Related	26.9%
Corporate Bonds	24.5%
U.S. Government Mortgage-Backed Securities	5.4%
Municipals	4.0%
Short Term Investments	3.5%
Other	0.4%
100.0%

Portfolio Analysis as of March 31, 2014
(Portfolio composition is subject to change)

Weighted Average Maturity:	3.4 years

Average Annual Total Returns for the Year Ended March 31, 2014*

	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund - Institutional Class	0.40%	3.48%	3.04%
Barclays Capital U.S. Government/Credit 1-5 Year Index	0.42%	2.83%	3.27%
Prospectus Expense Ratio (Gross/Net)†		1.05%/0.83%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.01%/0.79%
	1 Year	Since Inception††
Tributary Short-Intermediate Bond Fund - Institutional Plus Class	0.77%	3.04%
Prospectus Expense Ratio (Gross/Net)†		0.80%/0.58%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		0.80%/0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated July 26, 2013. Net expense ratio is net of contractual waivers which are in effect from August 1, 2013 through July 31, 2014.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2004. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

Barclays Capital U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2014

INCOME FUND (Unaudited)

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

For the year ended March 31, 2014, Tributary Income Fund returned 0.72% (Institutional Class at NAV) and 0.79% (Institutional Plus Class at NAV) compared to a -0.10% return for the Barclay's Capital U.S. Aggregate Bond Index. The outperformance was due to lower duration exposure relative to the benchmark, the overweight allocation to non-agency mortgage backed securities ("MBS") and corporate bonds, as well as the Fund's modest down-in-quality bias. U.S. Treasury yields rose dramatically during the year as the U.S. Federal Reserve ("Fed") signaled an end to the era of quantitative easing ("QE"), with the 5-year yield rising by 95 basis points ("bps") and the 30-year yield by 46 bps (for perspective, a 100 bps rise in the 30-year yield is roughly equivalent to an 18% decrease in price). Credit-sensitive sectors performed very well over the trailing 12 months. Relative to similar-maturity U.S. Treasuries for example, corporate bonds generated an excess return of nearly 3.50%. The non-agency MBS and asset backed securities ("ABS") sectors were also strong performers over the past year. The broad private-label securitized space continued to benefit from relatively attractive yield profiles and fundamental improvement in underlying collateral values, whether residential or commercial properties or credit card receivables.

Without question the primary event of the last year was the change in Fed policy expectations, which led to what many market pundits have labeled the "taper tantrum." When Fed Chairman Bernanke indicated in May 2013 that the Fed could begin reducing (or tapering) its purchases of U.S. Treasuries and agency MBS, the market quickly re-priced and drove bond yields significantly higher. The government shutdown in October and growing unrest and uncertainty in emerging economies subsequently caused some flight-to-quality in the Treasury market in the Fall of 2013 and into early 2014. However, economic data was generally at or above expectations for most of the year, which further helped to lift bond yields and compress corporate and other credit-sensitive yield spreads.

Over the last year the Fund increased duration exposure to the non-agency MBS and ABS sectors given relatively attractive yield and return profiles. We also added to the U.S. Treasury sector, primarily due to significant net inflows into the Fund over the past 3 months. Our corporate bond exposure ended the year slightly lower, while the agency MBS allocation increased modestly in duration terms. The Fund continues to maintain a AA- weighted average credit rating.

As the investor optimism on display during late 2013 faded during the most recent quarter, market participants were forced to re-evaluate their forecasts for the remainder of the year. Estimates for first quarter growth were revised lower as the economic statistics disappointed, to varying degrees due to bad weather. The uncertainty created by the tension in the Ukraine and weaker Chinese growth was another shock to confidence, leaving longer-term interest rates below the highs reached during 2013.

For our part, we continue to believe that interest rates could drift higher over the coming year. As the negative economic impact of the harsh winter recedes, growth should return. Furthermore, the Fed is determined to continue tapering its current QE program and will likely be finished by the end of 2014. We are therefore maintaining a shorter duration position in the portfolio, relative to the benchmark. Nonetheless, we do not expect dramatically higher rates as significant headwinds exist in the form of a soft labor market, a lack of meaningful real wage growth, low inflation and tepid real trend growth.

With respect to spread sectors of the bond market, we are becoming increasingly cautious as robust investor confidence has driven spreads significantly narrower. Corporate bonds are for the most part fully valued and we are moving to a more neutral weighting in corporate credit. We remain overweight in the housing-sensitive non-agency MBS sector, the private-label ABS and commercial mortgage backed securities ("CMBS") sectors. We continue to maintain an underweight to the richly-valued agency MBS sector as well as the traditional U.S. government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2014

INCOME FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2014

Portfolio Composition as of March 31, 2014
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

U.S. Treasury Securities	26.2%
Mortgage Related	26.0%
Corporate Bonds	21.8%
U.S. Government Mortgage-Backed Securities	18.9%
Short Term Investments	3.1%
Municipals	1.9%
Investment Companies	1.2%
Exchange Traded Funds	0.5%
Other	0.4%
100.0%

Portfolio Analysis as of March 31, 2014
(Portfolio composition is subject to change)

Weighted Average Maturity:	7.4 years

Average Annual Total Returns for the Year Ended March 31, 2014*

	1 Year	5 Year	10 Year
Tributary Income Fund - Institutional Class	0.72%	5.75%	4.13%
Barclays Capital U.S. Aggregate Bond Index	-0.10%	4.80%	4.46%
Prospectus Expense Ratio (Gross/Net)†		1.17%/0.90%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.08%/0.81%
	1 Year	Since Inception††
Tributary Income Fund - Institutional Plus Class	0.79%	3.68%
Prospectus Expense Ratio (Gross/Net)†		0.92%/0.65%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		0.91%/0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated July 26, 2013. Net expense ratio is net of contractual waivers which are in effect from August 1, 2013 through July 31, 2014.

(††)Commencement date for the Institutional Plus Class was October 28, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2004. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2014

BALANCED FUND (Unaudited)

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

For the year ended March 31, 2014, Tributary Balanced fund returned 16.46% (Institutional Class at NAV) and 16.65% (Institutional Plus Class at NAV) compared to 21.86% for the S&P 500 Index, -0.26% for the Barclay's Capital U.S. Government/Credit Index and 12.65% for the Composite Index which consists of 60% S&P 500 Index and 40% Barclay's Capital U.S. Government/Credit Index.

In the latest fiscal year U.S. stock prices advanced strongly, while bond prices declined moderately as interest rates rose. The advance in stock prices was supported by moderate economic growth and corporate earnings, and an expansion in price to earnings multiples. As the economic recovery matured into an economic expansion, and the U.S. Federal Reserve ("Fed") began to contemplate the end of their efforts to keep interest rates artificially low, interest rates inched higher over the course of the year.

We underweighted the bond segment of the Fund throughout the year and overweighted the allocation to stocks. The bond segment of the Fund matched the return of the Barclay's Capital Intermediate Bond Index for the year, down by about one quarter percent. In addition to reducing the allocation to bonds, we also shortened the average maturity to reduce the risk of losses if interest rates should continue to rise.

The stock segment of the Fund provided the juice for the better relative returns, rising by 27.9% compared to the 21.9% return of the S&P 500 Index. Within the equity segment healthcare stocks were the biggest contributor to excess returns, with our healthcare stocks rising by 42% compared to the 29% return of healthcare stocks in the S&P 500 Index. Medidata Solutions Inc. (up 127%), Biogen Idec Inc. (up 79%), Valeant Pharmaceuticals International Inc. (up 76%) and Thermo Fisher Scientific Inc.(up 59%) all contributed to the very strong returns in this sector.

Consumer discretionary stocks also contributed to excess returns, with a sector return of 34% compared to 24% for this sector in the S&P 500 Index. Priceline Group Inc. (up 69%), Wynn Resorts Ltd. (up 85%) and BorgWarner Inc. (up 60%) were the big contributors in the consumer discretionary sector.

Energy stocks held by the Fund also performed well, returning 25% versus a 15% return for energy stocks in the S&P 500 Index. EOG Resources Inc. (up 43%), Occidental Petroleum Corp. (up 25%) and Schlumberger Ltd. (up 29%) were the big contributors in this sector.

Other individual stocks held by the Fund that did well included Google Inc. (up 47%), IAC/Interactive Corp. (up 63%) and MasterCard Inc. (up 53%) helping the information technology sector of the Fund deliver a strong 33% return compared to 25% for information technology stocks in the S&P 500 Index.

We believe U.S. economic growth should accelerate as we progress through 2014, which should support valuations of U.S. focused companies, as sales and earnings begin another leg higher. Interest rates are likely to trend higher as the Fed removes some of the support they have provided to keep interest rates artificially low. We have positioned the Fund to take advantage of these two trends by underweighting bonds and overweighting stocks.

ANNUAL REPORT 2014

BALANCED FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2014

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

Portfolio Composition as of March 31, 2014
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Industrials	14.3%
Financials	13.1%
Health Care	11.7%
Consumer Discretionary	10.8%
Government Securities	10.3%
Information Technology	9.4%
Short Term Investments	8.5%
Energy	7.3%
Consumer Staples	5.8%
Materials	5.4%
Utilities	2.1%
Telecommunication Services	1.0%
U.S. Government Mortgage-Backed Securities	0.3%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2014*

	1 Year	5 Year	10 Year
Tributary Balanced Fund - Institutional Class	16.46%	18.05%	8.05%
Barclays Capital U.S. Government/Credit Index	-0.26%	5.07%	4.41%
S&P 500 Index	21.86%	21.16%	7.42%
Composite Index	12.65%	14.78%	6.50%
Prospectus Expense Ratio (Gross/Net)†		1.36%/1.23%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.29%/1.16%
	1 Year	Since Inception††
Tributary Balanced Fund - Institutional Plus Class	16.65%	14.28%
Prospectus Expense Ratio (Gross/Net)†		1.11%/0.98%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.08%/0.95%

(†)The expense ratios are from the Fund's prospectus dated July 26, 2013. Net expense ratio is net of contractual waivers which are in effect from August 1, 2013 through July 31, 2014.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2004. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Barclays Capital U.S. Government/Credit Index is an unmanaged non-securitized component of the Barclays U.S. Aggregate Index. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational and local authority debt) and USD Corporates. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Tributary Balanced Fund. Sixty percent of the Composite Index is comprised of the S&P 500 Index and forty percent of the Composite index is comprised of the Barclays Capital U.S. Government/Credit Index. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2014

GROWTH OPPORTUNITIES FUND (Unaudited)

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2014, Tributary Growth Opportunities Fund returned 24.36% (Institutional Class at NAV) and 24.65% (Institutional Class Plus at NAV) compared to 24.22% for the Russell Midcap Growth Index and 21.86% for the S&P 500 Index.

Market conditions were, quite obviously, very good for U.S. stocks, and the Fund participated in the advance. The advance in stock prices was supported by moderate economic growth and corporate earnings, and an expansion in price to earnings multiples.

Financial stocks held by the Fund were the biggest positive contributor to returns relative to the averages. Our financial stocks returned 43% during the year compared to the 14% return for financials in the Russell Midcap Growth Index, adding 234 basis points ("bps") of excess relative return. Among the financials, Home Bancshares Inc. led the charge (up 85%), followed by Portfolio Recovery Associates Inc. (up 37%), Stifel Financial Corp. (up 44%) and Signature Bank (up 59%).

Our energy stock holdings also did well, returning 33% compared to the 13% return for the energy sector in the Russell Midcap Growth Index. Kodiak Oil & Gas Corp. (up 34%), Lufkin Industries (up 23%) and Concho Resources Inc. (up 26%) all contributed to the sector's strong performance.

Our industrial related holdings did not keep up with the benchmark, returning "only" 18% compared to the 24% return for industrial stocks in the Russell Midcap Growth Index. Consumer discretionary stocks were another weak area for us, with our stocks up "only" 24% compared to a 29% advance for consumer discretionary stocks in the Russell Midcap Growth Index. The underperformance of these two sectors cost the Fund 117 bps of relative performance. Conversant Inc. (-31%), NueStar Inc. (-30%) and Tetra Tech Inc. (-23%) were the worst individual performers last year.

We believe valuations in the domestic mid-cap growth sector remain reasonable based on the fundamental trends in business and the current level of interest rates in spite of the rather large rise in prices and multiples during the past year. U.S. economic growth should accelerate as we progress through 2014, which should benefit in particular medium sized U.S. focused companies.

ANNUAL REPORT 2014

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2014

Portfolio Composition as of March 31, 2014
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Industrials	18.1%
Information Technology	17.8%
Consumer Discretionary	16.4%
Health Care	13.6%
Financials	9.6%
Materials	8.3%
Energy	7.6%
Consumer Staples	5.6%
Short Term Investments	3.0%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2014*

	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund - Institutional Class	24.36%	23.64%	9.63%
Russell Midcap Growth Index	24.22%	24.73%	9.47%
S&P 500 Index	21.86%	21.16%	7.42%
Prospectus Expense Ratio (Gross/Net)†		1.28%/1.16%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.20%/1.08%
	1 Year	Since Inception††
Tributary Growth Opportunities Fund - Institutional Plus Class	24.65%	21.04%
Prospectus Expense Ratio (Gross/Net)†		1.03%/0.91%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.01%/0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated July 26, 2013. Net expense ratio is net of contractual waivers which are in effect from August 1, 2013 through July 31, 2014.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2004. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's primary index is the Russell Midcap Growth Index, however to provide a boarder market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2014

SMALL COMPANY FUND (Unaudited)

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2014, Tributary Small Company Fund returned 24.26% (Institutional Class at NAV) and 24.53% (Institutional Plus Class at NAV) compared to 24.90% for the Russell 2000 Index and 22.65% for the Russell 2000 Value Index.

Small cap stocks continued to be in rally mode over the trailing 12 months ending March 31, 2014 as represented by the Fund's benchmark returns. Style-wise, "growth" outperformed "value" with the Russell 2000 Growth Index returning 27.19%. U.S. Federal Reserve ("Fed") policies continue to have a significant influence on the stock market. A consistently low Fed Funds rate and the bond repurchase program instituted by the Fed have helped to drive equity prices upward. However, when Fed Chairman Bernanke mentioned the word "taper" in May of 2013, the market cringed. The mere mention of tapering bond purchases at some point in the future ignited a negative reaction in the stock market. The Fed immediately began to backpedal. They made it clear that tapering would not happen until the economy was strong enough to support it and that short term rates would remain low. The market appears to be addicted to easy money, but this cannot last. The Fed has begun to taper bond purchases and it is expected to be out of the bond buying business by the end of 2014. Theoretically, the Fed is doing this because they see evidence that the economy is improved and does not need the excess liquidity — liquidity that has helped inflate financial assets. In particular, lower quality stocks (negative earnings, higher levered, low/no dividend) seemingly have been a significant beneficiary of these actions. When bond purchases end, we believe the focus will switch to business fundamentals, favoring higher quality companies.

The Fund's weakest relative performance came from portfolio holdings in the industrials and healthcare economic sectors. In industrials, Tetra Tech Inc. ("Tetra Tech") had two negative announcements in 2013 regarding its Eastern Canadian business unit that was experiencing reduced activity from government customers. Ultimately, the company decided to right-size these operations and incurred severance and related charges. In addition, Tetra Tech's mining end markets experienced weakness for part of 2013. Werner Enterprises Inc. was impacted by soft demand over the 12 month period and battled poor winter weather conditions.

In healthcare, biotechnology stocks were up over 40% and pharmaceutical stocks returned over 56% in the 12 month period. Typically, we have few holdings in the biotech and pharmaceutical areas due to the propensity of those companies to be low- or non-earners, exposed to unknown results of developmental pharmaceuticals, or overly dependent on one or two products. In short, these businesses are typically less predictable and have limited visibility. The combination of strong returns and our underweight position in those industries led to the performance drag within healthcare over the last year.

Lastly, the Fund's average cash position of approximately 2.0% over the 12 month period negatively impacted performance. In strong markets, any amount of cash will be detrimental to relative performance, and while it is our desire to be fully invested in the market, that small amount of cash still was a hindrance.

On the positive side, there were some notable successes within the portfolio in the 12 month period. In the financial sector, Stifel Financial Corp. ("Stifel") and GAMCO Investors Inc. ("GAMCO") had strong years. The Global Wealth Management and Institutional segments at Stifel have been performing well and the company has made several acquisitions that should boost growth in revenues and earnings longer-term. GAMCO results have been buoyed by strong asset inflows and market appreciation, combining to drive assets under management and revenue expectations higher. Additionally, the Real Estate Investment Trusts ("REITs") industry as a whole was a poor relative performer within the financial sector. REITs continue to be richly valued in our opinion and we remain underweight this area. This underweight position contributed to positive relative performance.

In the consumer discretionary sector, Jack In the Box Inc.'s trailing year total return of 70% was a result of improvement in same-store-sales, better margins from its refranchising efforts of the Jack in the Box stores, a restructuring of Qdoba and significant share repurchases. ANN Inc.'s ("ANN") stock reacted positively to its most recent earnings results followed by an announcement that Golden Gate Capital had taken a 9.5% ownership stake in ANN with the intention of helping the company create value for shareholders.

As of March 31, 2014, the portfolio held 63 companies diversified across the major sectors of the market. Twelve new companies were purchased into the Fund in the 12 month period, 7 positions were eliminated and 1 company was acquired.

ANNUAL REPORT 2014

SMALL COMPANY FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2014

Portfolio Composition as of March 31, 2014
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Financials	21.0%
Information Technology	19.3%
Industrials	15.7%
Consumer Discretionary	13.3%
Health Care	9.4%
Energy	6.6%
Materials	4.6%
Utilities	3.7%
Short Term Investments	3.2%
Consumer Staples	3.2%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2014*

	1 Year	5 Year	10 Year
Tributary Small Company Fund - Institutional Class	24.26%	24.51%	9.53%
Russell 2000 Index	24.90%	24.31%	8.53%
Russell 2000 Value Index	22.65%	23.33%	8.07%
Prospectus Expense Ratio (Gross/Net)†		1.36%/1.23%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.32%/1.19%
	1 Year	Since Inception††
Tributary Small Company Fund - Institutional Plus Class	24.53%	14.04%
Prospectus Expense Ratio (Gross/Net)†		1.11%/0.98%
Expense Ratio for the Year Ended March 31, 2014 (Gross/Net)		1.09%/0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated July 26, 2013. Net expense ratios are net of contractual waivers which are in effect from August 1, 2013 through July 31, 2014.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2004. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by the different classes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2014

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 26.8%
$190,977	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (a)	$203,499
23,744	Bear Stearns Asset Backed Securities I Trust REMIC, 0.55%, 10/25/34 (a)	23,706
11,916	Bear Stearns Asset Backed Securities I Trust REMIC, 0.37%, 12/25/35 (a)	11,899
47,455	Bear Stearns Asset Backed Securities I Trust REMIC, 0.37%, 02/25/36 (a)	47,409
128,828	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.53%, 09/11/41	128,748
975,000	Cabela’s Master Credit Card Trust, 2.17%, 08/16/21 (b)	977,995
27,967	Chase Funding Trust REMIC, 4.40%, 02/25/30	27,912
965,000	Chase Issuance Trust, 1.15%, 01/15/19	965,177
109,643	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	112,810
814,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	927,771
779,929	Citigroup Mortgage Loan Trust Inc. REMIC, 0.30%, 08/25/36 (a)	758,156
183,758	Citigroup Mortgage Loan Trust Inc. REMIC, 0.30%, 10/25/36 (a)	182,527
135,108	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	137,116
271,807	CNL Commercial Mortgage Loan Trust (insured by AMBAC Assurance Corp.) REMIC, 0.59%, 10/25/30 (a) (b)	232,376
416,328	Countrywide Asset-Backed Certificates REMIC, 4.46%, 10/25/35 (a)	417,243
398,694	Countrywide Asset-Backed Certificates REMIC, 0.33%, 07/25/36 (a)	387,742
76,702	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	76,675
210,420	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 3.35%, 02/25/33 (a)	210,459
282,136	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.28%, 02/25/33 (a)	260,562
950,000	Credit-Based Asset Servicing and Securitization LLC REMIC, 6.02%, 12/25/37 (a)	1,010,573
915,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/19	962,209
654,354	Fremont Home Loan Trust REMIC, 1.02%, 11/25/34 (a)	608,716
650,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.80%, 03/25/34 (a)	647,061
850,000	GS Mortgage Securities Trust REMIC, 3.65%, 03/10/44 (b)	890,259
335,250	GSAMP Trust REMIC, 0.36%, 01/25/36 (a)	325,427
311,804	Irwin Whole Loan Home Equity Trust REMIC, 1.25%, 11/25/28 (a)	310,666
409,290	Irwin Whole Loan Home Equity Trust REMIC, 0.62%, 12/25/29 (a)	392,446
760,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	775,632
840,000	JPMorgan Mortgage Acquisition Trust REMIC, 0.38%, 07/25/36 (a)	738,920
895,000	Long Beach Mortgage Loan Trust REMIC, 1.05%, 10/25/34 (a)	841,735
562,647	Long Beach Mortgage Loan Trust REMIC, 0.89%, 04/25/35 (a)	561,060
11,652	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	11,662
494,198	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/15/49	515,714
450,896	Morgan Stanley Home Equity Loan Trust REMIC, 0.86%, 12/25/34 (a)	449,372
932,000	Newcastle Investment Trust, 6.00%, 07/10/35	960,511
339,110	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 0.83%, 06/25/35 (a)	332,608
222,448	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	168,712
385,960	Option One Mortgage Loan Trust Asset-Backed Certificates REMIC, 0.36%, 12/25/35 (a)	380,002
346,503	Origen Manufactured Housing Contract Trust, 5.22%, 05/15/32	346,957
34,650	Origen Manufactured Housing Contract Trust, 7.17%, 05/15/32	34,879
407,360	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35	432,335
660,000	Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.13%, 10/25/34 (a)	632,540
308,856	Popular ABS Mortgage Pass-Through Trust REMIC, 4.61%, 05/25/35 (a)	311,169
2,101	Popular ABS Mortgage Pass-Through Trust REMIC, 4.62%, 05/25/35 (a)	2,101
746,316	Preferred Term Securities XII Ltd., 0.93%, 12/24/33 (a) (b)	617,577

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$760,467	Preferred Term Securities XIV Ltd., 0.71%, 06/24/34 (a) (b)	$612,176
505,995	Preferred Term Securities XXIV Ltd., 0.53%, 03/22/37 (a) (b)	394,676
872,799	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	879,622
158,146	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	161,543
83,178	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	86,942
199,610	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	197,951
850,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.66%, 06/25/35 (a)	783,504
112,357	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	112,614
307,754	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31	314,796
214,194	Residential Asset Securities Corp. Trust REMIC, 3.77%, 01/25/32 (a)	214,956
271,228	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32	276,746
473,089	Residential Asset Securities Corp. Trust REMIC, 3.87%, 05/25/33	482,803
139,168	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33	143,442
49,331	Residential Asset Securities Corp. Trust REMIC, 0.34%, 03/25/36 (a)	49,219
177,638	SACO I Trust REMIC, 0.71%, 11/25/35 (a)	176,397
255,059	Springleaf Mortgage Loan Trust REMIC, 4.05%, 01/25/58 (a) (b)	266,949
451,969	Terwin Mortgage Trust REMIC, 3.08%, 11/25/35 (a)	450,461
351,863	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32	381,612
454,988	Vanderbilt Mortgage Finance REMIC, 6.57%, 08/07/24	463,699
560,504	Vanderbilt Mortgage Finance, 5.84%, 02/07/26	570,871
905,000	Vanderbilt Mortgage Finance, 6.96%, 09/07/31	931,839
698,700	Wachovia Bank Commercial Mortgage Trust REMIC, 5.08%, 03/15/42 (a)	715,888
402,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	395,609
205,743	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.53%, 12/25/35 (a)	202,440
153,945	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.29%, 07/25/36 (a)	152,489

Total Non-U.S. Government Agency Asset-Backed Securities (cost $28,260,336)		28,769,869

Corporate Bonds - 24.4%
Consumer Discretionary - 3.2%
880,000	DIRECTV Holdings LLC, 2.40%, 03/15/17	899,346
360,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	392,400
285,000	Hanesbrands Inc., 6.38%, 12/15/20	311,362
520,000	Maytag Corp., 5.00%, 05/15/15	541,395
375,000	Mohawk Industries Inc., 6.13%, 01/15/16 (c)	405,000
860,000	Newell Rubbermaid Inc., 2.05%, 12/01/17	862,607
		3,412,110
Consumer Staples - 1.9%
825,000	Cargill Inc., 1.90%, 03/01/17 (b)	835,459
835,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	867,610
395,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	385,125
		2,088,194
Energy - 1.1%
615,000	ConocoPhillips, 4.60%, 01/15/15	634,901
500,000	Occidental Petroleum Corp., 1.75%, 02/15/17	506,683
		1,141,584
Financials - 14.6%
735,000	ACE INA Holdings Inc., 5.60%, 05/15/15	775,612
910,000	American Express Bank FSB, 0.46%, 06/12/17 (a)	903,691
900,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	890,799
860,000	Bank of America Corp., 5.65%, 05/01/18	972,408
650,000	Berkshire Hathaway Inc., 1.90%, 01/31/17	665,272
565,000	Caterpillar Financial Services Corp., 1.63%, 06/01/17	569,728
905,000	Citigroup Inc., 4.45%, 01/10/17	977,563
935,000	CME Group Index Services LLC, 4.40%, 03/15/18 (b)	1,012,591
290,000	General Electric Capital Corp., 0.51%, 08/07/18 (a)	286,597
340,000	General Electric Capital Corp., 6.38%, 11/15/67 (a)	374,000

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$440,000	Genworth Financial Inc., 7.63%, 09/24/21	$542,089
725,000	Hartford Financial Services Group Inc., 5.50%, 03/30/20	821,387
785,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (d)	887,050
510,000	KeyBank NA, 4.95%, 09/15/15	538,346
680,000	Metropolitan Life Global Funding I, 1.70%, 06/29/15 (b)	688,996
800,000	Morgan Stanley, 4.75%, 03/22/17	873,194
900,000	Murray Street Investment Trust I, 4.65%, 03/09/17	972,264
670,000	Pricoa Global Funding I, 0.44%, 06/24/16 (a) (b)	665,794
140,000	Regions Financial Corp., 7.75%, 11/10/14	145,891
585,000	Regions Financial Corp., 2.00%, 05/15/18	573,507
650,000	State Street Bank & Trust Co., 0.44%, 12/08/15 (a)	649,319
780,000	Wells Fargo & Co., 7.98% (callable at 100 beginning 03/15/18) (d)	886,275
		15,672,373
Industrials - 1.3%
745,000	Textron Inc., 6.20%, 03/15/15	782,072
495,000	Union Pacific Corp., 5.70%, 08/15/18	566,854
		1,348,926
Information Technology - 0.6%
625,000	CA Inc., 6.13%, 12/01/14	646,994

Materials - 0.4%
475,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14 (c)	478,181

Telecommunication Services - 0.8%
350,000	Crown Castle International Corp., 7.13%, 11/01/19	372,313
410,000	Verizon Communications Inc., 3.65%, 09/14/18	436,576
		808,889
Utilities - 0.5%
565,000	Georgia Power Co., 3.00%, 04/15/16	589,947

Total Corporate Bonds (cost $25,742,609)		26,187,198

Government and Agency Obligations - 44.5%
GOVERNMENT SECURITIES - 39.1%
Municipals - 4.0%
455,000	City of Indianapolis, Indiana, 0.63%, 07/01/14	455,096
165,000	City of Lincoln, Nebraska, 4.25%, 11/01/14	167,409
380,000	City of Omaha, Nebraska, RB, 2.40%, 12/01/16	389,515
250,000	Lincoln Airport Authority, 1.33%, 07/01/16	249,508
730,000	Montana Board of Housing, 1.60%, 06/01/16	735,584
530,000	Nebraska Investment Finance Authority, 0.90%, 03/01/15	532,602
600,000	New York City Transitional Finance Authority, 3.02%, 02/01/16	624,702
325,000	State of Mississippi, 2.63%, 11/01/16	339,635
760,000	Tennessee Housing Development Agency, 0.50%, 07/01/14	760,479
		4,254,530
Treasury Inflation Index Securities - 0.7%
715,325	U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/16 (e)	734,716

U.S. Treasury Securities - 34.4%
14,525,000	U.S. Treasury Note, 0.25%, 12/15/15	14,510,242
6,835,000	U.S. Treasury Note, 1.75%, 05/31/16	7,017,091
13,560,000	U.S. Treasury Note, 0.63%, 09/30/17	13,309,981
2,160,000	U.S. Treasury Note, 1.25%, 01/31/19	2,116,800
		36,954,114
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 5.4%
Federal Home Loan Mortgage Corp. - 0.8%
366,576	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	386,665
450,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	462,090
		848,755
Federal National Mortgage Association - 4.6%
192,185	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	203,331
602,909	Federal National Mortgage Association REMIC, 4.50%, 08/25/21	620,180
118,082	Federal National Mortgage Association REMIC, 4.50%, 11/25/23	121,346
390,095	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	413,519
1,321,428	Federal National Mortgage Association, 3.00%, 10/01/26	1,358,288
567,714	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	583,293
660,000	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	664,941

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
$869,412	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	$905,058
320,832	Federal National Mortgage Association, Interest Only REMIC, 5.00%, 03/25/39	26,785
		4,896,741
Total Government and Agency Obligations (cost $47,755,858)		47,688,856

Preferred Stocks - 0.4%
550	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/05/14) (d)	445,357

Total Preferred Stocks (cost $564,328)		445,357

Short Term Investments - 3.5%
Investment Company - 3.5%
3,714,552	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (f)	3,714,552

Total Short Term Investments (cost $3,714,552)		3,714,552

Total Investments - 99.6% (cost $106,037,683)		106,805,832
Other assets in excess of liabilities - 0.4%		465,785
NET ASSETS - 100%		$107,271,617

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2014.
(b)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(c)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(d)	Perpetual maturity security.
(e)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2014.

ABS	Asset Backed Security
AMBAC	AMBAC Indemnity Corp.
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2014

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 26.2%
$1,348,000	Banc of America Commercial Mortgage Inc. REMIC, 5.18%, 09/10/47 (a)	$1,422,819
1,030,130	Bayview Financial Mortgage Pass-Through Trust REMIC, 5.70%, 02/28/41 (a)	1,061,068
144,751	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.53%, 09/11/41	144,660
685,000	Cabela’s Master Credit Card Trust, 2.71%, 02/17/26 (b)	652,100
740,000	Chase Issuance Trust, 1.15%, 01/15/19	740,135
124,262	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	127,851
320,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	364,726
539,564	Citigroup Mortgage Loan Trust Inc. REMIC, 6.50%, 07/25/34	578,536
990,436	Citigroup Mortgage Loan Trust Inc. REMIC, 4.00%, 01/25/35 (a)	1,028,773
820,978	Citigroup Mortgage Loan Trust Inc. REMIC, 0.30%, 08/25/36 (a)	798,059
146,064	Citigroup Mortgage Loan Trust Inc. REMIC, 0.30%, 10/25/36 (a)	145,085
135,108	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	137,116
225,542	CNL Commercial Mortgage Loan Trust (insured by AMBAC Assurance Corp.) REMIC, 0.59%, 10/25/30 (a) (b)	192,823
319,973	Countrywide Asset-Backed Certificates REMIC, 4.46%, 10/25/35 (a)	320,676
250,029	Countrywide Asset-Backed Certificates REMIC, 0.33%, 07/25/36 (a)	243,160
76,703	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	76,675
107,655	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	114,994
282,136	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.28%, 02/25/33 (a)	260,562
231,252	Credit-Based Asset Servicing and Securitization LLC REMIC, 5.75%, 12/25/37 (a)	231,298
850,000	Credit-Based Asset Servicing and Securitization LLC REMIC, 6.02%, 12/25/37 (a)	904,197
455,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/19	478,475
500,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.80%, 03/25/34 (a)	497,740
575,000	GS Mortgage Securities Trust REMIC, 3.65%, 03/10/44 (b)	602,234
309,461	GSAMP Trust REMIC, 0.36%, 01/25/36 (a)	300,394
324,531	Irwin Whole Loan Home Equity Trust REMIC, 1.25%, 11/25/28 (a)	323,347
798,614	Irwin Whole Loan Home Equity Trust REMIC, 0.62%, 12/25/29 (a)	765,749
480,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	489,873
860,000	JPMorgan Mortgage Acquisition Trust REMIC, 0.38%, 07/25/36 (a)	756,514
10,756	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	10,765
784,064	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/15/49	818,200
339,162	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 0.83%, 06/25/35 (a)	332,659
240,986	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	182,772
300,000	NovaStar Mortgage Funding Trust REMIC, 1.80%, 03/25/35 (a)	295,215
421,047	Option One Mortgage Loan Trust Asset-Backed Certificates REMIC, 0.36%, 12/25/35 (a)	414,548
497,885	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35	528,410
86,098	Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.08%, 10/25/34 (a)	86,078
793,164	Preferred Term Securities XII Ltd., 0.93%, 12/24/33 (a) (b)	656,343
760,467	Preferred Term Securities XIV Ltd., 0.71%, 06/24/34 (a) (b)	612,176
973,929	Preferred Term Securities XXI Ltd., 0.88%, 03/22/38 (a) (b) (c)	465,051
494,667	Preferred Term Securities XXIV Ltd., 0.53%, 03/22/37 (a) (b)	385,840
647,279	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	652,339
165,498	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	169,053
410,756	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	429,342
134,465	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	133,348

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$467,602	Residential Asset Mortgage Products Inc. Trust REMIC, 5.63%, 01/25/34	$497,163
870,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.66%, 06/25/35 (a)	801,939
163,858	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	164,233
258,514	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31	264,429
252,305	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32	257,438
139,168	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33	143,442
203,955	SACO I Trust REMIC, 0.71%, 11/25/35 (a)	202,530
304,324	Structured Asset Securities Corp. REMIC, 1.20%, 11/25/34 (a)	284,932
56,319	Structured Asset Securities Corp. (insured by MBIA Assurance Corp.) REMIC, 5.80%, 09/25/33 (a)	57,895
940,396	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32	1,019,904
256,048	Vanderbilt Mortgage Finance, 5.84%, 02/07/26	260,784
675,000	Vanderbilt Mortgage Finance, 6.96%, 09/07/31	695,018
795,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	782,361
388,154	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.53%, 12/25/35 (a)	381,923
92,310	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.29%, 07/25/36 (a)	91,437
174,666	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 11/25/36	180,408
625,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	612,906
485,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	495,919
Total Non-U.S. Government Agency Asset-Backed Securities (cost $27,066,828)		27,126,439
Corporate Bonds - 22.0%
Consumer Discretionary - 2.3%
525,000	DIRECTV Holdings LLC, 3.80%, 03/15/22	519,572
300,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	327,000
290,000	Hanesbrands Inc., 6.38%, 12/15/20	316,825
325,000	Mohawk Industries Inc., 6.13%, 01/15/16 (d)	351,000
375,000	Newell Rubbermaid Inc., 4.70%, 08/15/20	399,919
410,000	Whirlpool Corp., 4.85%, 06/15/21	447,595
		2,361,911
Consumer Staples - 2.2%
370,000	Cargill Inc., 3.25%, 11/15/21 (b)	369,432
445,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	462,379
405,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	394,875
450,000	PepsiCo Inc., 4.88%, 11/01/40	475,556
480,000	Wal-Mart Stores Inc., 5.63%, 04/15/41	569,350
		2,271,592
Energy - 0.7%
335,000	Enterprise Products Operating LLC, 6.30%, 09/15/17	386,499
270,000	Tosco Corp., 8.13%, 02/15/30	390,786
		777,285
Financials - 9.2%
355,000	ACE INA Holdings Inc., 5.90%, 06/15/19	415,482
480,000	American Express Co., 6.80%, 09/01/66 (a)	525,936
590,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	583,968
525,000	Bank of America Corp., 5.65%, 05/01/18	593,621
285,000	Chubb Corp., 6.80%, 11/15/31	366,743
560,000	Citigroup Inc., 4.45%, 01/10/17	604,901
515,000	General Electric Capital Corp., 6.38%, 11/15/67 (a)	566,500
400,000	Genworth Financial Inc., 7.63%, 09/24/21	492,808
580,000	Goldman Sachs Capital I, 6.35%, 02/15/34	600,524
480,000	Hartford Financial Services Group Inc., 5.50%, 03/30/20	543,815
500,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (e)	565,000
311,000	KeyBank NA, 4.95%, 09/15/15	328,286
405,000	Metropolitan Life Global Funding I, 1.70%, 06/29/15 (b)	410,358
560,000	Morgan Stanley, 4.75%, 03/22/17	611,236
465,000	Prudential Financial Inc., 7.38%, 06/15/19	569,908
88,000	Regions Financial Corp., 7.75%, 11/10/14	91,703
380,000	Regions Financial Corp., 2.00%, 05/15/18	372,535
375,000	State Street Bank & Trust Co., 0.44%, 12/08/15 (a)	374,607

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$363,000	UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (e)	$387,502
475,000	Wells Fargo & Co., Series A, 7.98% (callable at 100 beginning 03/15/18) (e)	539,719
		9,545,152
Health Care - 0.2%
160,000	Pfizer Inc., 6.20%, 03/15/19	189,488
Industrials - 2.1%
475,000	Burlington Northern Santa Fe LLC, 3.75%, 04/01/24	476,443
370,000	Textron Inc., 6.20%, 03/15/15	388,412
290,000	Textron Inc., 3.65%, 03/01/21	291,168
335,000	Union Pacific Corp., 5.70%, 08/15/18	383,629
479,000	United Technologies Corp., 6.13%, 07/15/38	604,326
		2,143,978
Information Technology - 2.0%
445,000	CA Inc., 6.13%, 12/01/14	460,659
605,000	Intel Corp., 2.70%, 12/15/22	577,612
465,000	International Business Machines Corp., 5.60%, 11/30/39	543,444
525,000	Motorola Solutions Inc., 3.75%, 05/15/22	518,378
		2,100,093
Materials - 1.7%
488,000	Dow Chemical Co., 4.25%, 11/15/20	516,384
405,000	Martin Marietta Materials Inc., 6.60%, 04/15/18	460,242
493,000	Mosaic Co., 3.75%, 11/15/21	495,501
295,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14 (d)	296,976
		1,769,103
Telecommunication Services - 0.7%
315,000	Crown Castle International Corp., 7.13%, 11/01/19	335,081
310,000	Verizon Communications Inc., 5.15%, 09/15/23	339,286
		674,367
Utilities - 0.9%
315,000	Alabama Power Co., 5.50%, 10/15/17	356,533
455,000	PacifiCorp, 6.25%, 10/15/37	574,790
		931,323
Total Corporate Bonds (cost $22,187,197)		22,764,292
Government and Agency Obligations - 47.3%
GOVERNMENT SECURITIES - 28.2%
Municipals - 1.9%
450,000	Montana Board of Housing, 2.38%, 06/01/20	446,544
340,000	New York City Municipal Water Finance Authority, 5.72%, 06/15/42	404,522
225,000	State of Connecticut, 4.95%, 12/01/20	251,836
225,000	State of Connecticut, 5.63%, 12/01/29	251,593
240,000	University of Michigan, 6.01%, 04/01/25	268,958
350,000	University of Nebraska, RB, Series B, 5.70%, 07/01/29	363,660
		1,987,113
Treasury Inflation Index Securities - 0.9%
981,825	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	961,959

U.S. Treasury Securities - 25.4%
2,555,000	U.S. Treasury Bond, 5.38%, 02/15/31	3,266,409
3,800,000	U.S. Treasury Bond, 3.63%, 08/15/43	3,846,314
5,840,000	U.S. Treasury Note, 0.63%, 09/30/17	5,732,322
5,790,000	U.S. Treasury Note, 3.38%, 11/15/19	6,244,608
7,825,000	U.S. Treasury Note, 1.63%, 11/15/22	7,242,405
		26,332,058
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 19.1%
Federal Home Loan Mortgage Corp. - 5.4%
729,082	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	767,232
1,244,000	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	1,351,192
120,529	Federal Home Loan Mortgage Corp., 3.50%, 12/01/26	126,100
700,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	718,806
1,386,727	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	1,503,736
1,069,326	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	1,152,195
		5,619,261
Federal National Mortgage Association - 11.6%
87,239	Federal National Mortgage Association, 5.50%, 11/01/16	92,831
40,049	Federal National Mortgage Association, 4.50%, 12/01/18	42,443
695,284	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	728,961
535,563	Federal National Mortgage Association, 7.50%, 08/01/22	584,230

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
$121,436	Federal National Mortgage Association, 4.00%, 06/01/24	$128,657
52,418	Federal National Mortgage Association, 4.00%, 10/01/24	55,535
721,422	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	791,438
1,075,364	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	1,158,667
637,931	Federal National Mortgage Association, 5.00%, 08/01/34	696,813
974,363	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	1,026,612
1,130,993	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	1,162,029
78,792	Federal National Mortgage Association, 5.50%, 08/01/37	87,169
245,201	Federal National Mortgage Association, 6.00%, 09/01/38	273,691
388,439	Federal National Mortgage Association, 4.50%, 06/01/39	417,087
1,350,000	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	1,360,107
640,990	Federal National Mortgage Association, 4.50%, 01/01/40	690,662
1,386,040	Federal National Mortgage Association, 4.00%, 04/01/41	1,443,583
786,093	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	818,323
448,884	Federal National Mortgage Association, 4.00%, 02/01/42	468,174
		12,027,012
Government National Mortgage Association - 2.1%
1,679,468	Government National Mortgage Association, 3.00%, 03/20/43	1,656,088
422,628	Government National Mortgage Association, 4.72%, 06/20/61	461,108
		2,117,196
Total Government and Agency Obligations (cost $48,774,217)		49,044,599
Preferred Stock - 0.4%
580	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/05/14) (e)	469,649
Total Preferred Stocks (cost $595,666)		469,649

Shares
Exchange Traded Funds - 0.5%
5,047	iShares iBoxx High Yield Corporate Bond Fund	476,386
Total Exchange Traded Funds (cost $436,132)		476,386
Investment Company - 1.2%
119,441	Federated Institutional High-Yield Bond Fund	1,237,409
Total Investment Company (cost $1,073,566)		1,237,409
Short Term Investments - 3.1%
Investment Company - 3.1%
3,213,121	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (g)	3,213,121
Total Short Term Investments (cost $3,213,121)		3,213,121
Total Investments - 100.7% (cost $103,346,727)		104,331,895
Liabilities in excess of other assets - (0.7%)		(737,358)
NET ASSETS - 100%		$103,594,537

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2014.
(b)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(c)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	Perpetual maturity security.
(f)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2014.

AMBAC	AMBAC Indemnity Corp.
MBIA	Municipal Bond Investors Assurance
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2014

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 65.5%
Consumer Discretionary - 9.3%
10,000	Bally Technologies Inc. (a)	$662,700
13,400	BorgWarner Inc.	823,698
9,800	Cabela’s Inc. (a)	641,998
8,200	Discovery Communications Inc. - Class C (a)	631,892
8,000	Foot Locker Inc.	375,840
8,400	HanesBrands Inc.	642,432
4,000	Polaris Industries Inc.	558,840
50,000	PulteGroup Inc.	959,500
75,000	Standard Pacific Corp. (a)	623,250
10,000	Sturm Ruger & Co. Inc.	598,000
14,000	Tenneco Inc. (a)	812,980
5,450	Ulta Salon Cosmetics & Fragrance Inc. (a)	531,266
2,200	Wynn Resorts Ltd.	488,730
		8,351,126
Consumer Staples - 4.7%
8,000	Church & Dwight Co. Inc.	552,560
24,000	Herbalife Ltd.	1,374,480
5,000	Keurig Green Mountain Inc.	527,950
6,400	PriceSmart Inc.	645,952
25,000	Snyders-Lance Inc.	704,750
15,000	WhiteWave Foods Co. - Class A (a)	428,100
		4,233,792
Energy - 6.1%
10,000	Bristow Group Inc.	755,200
8,000	Concho Resources Inc. (a)	980,000
3,750	EOG Resources Inc.	735,637
50,000	Kodiak Oil & Gas Corp. (a)	607,000
12,800	Noble Energy Inc.	909,312
49,800	Northern Oil and Gas Inc. (a)	728,076
10,000	Oceaneering International Inc.	718,600
		5,433,825
Financials - 7.7%
4,650	Affiliated Managers Group Inc. (a)	930,232
10,000	Credit Acceptance Corp. (a)	1,421,500
30,200	Home Bancshares Inc.	1,039,484
21,700	Portfolio Recovery Associates Inc. (a)	1,255,562
4,950	Signature Bank (a)	621,671
15,000	Stifel Financial Corp. (a)	746,400
10,000	T. Rowe Price Group Inc.	823,500
		6,838,349
Health Care - 10.4%
20,000	Catamaran Corp. (a)	895,200
4,350	Celgene Corp. (a)	607,260
10,000	Centene Corp. (a)	622,500
12,700	Cerner Corp. (a)	714,375
5,550	Cooper Cos. Inc.	762,348
100,000	PDL BioPharma Inc.	831,000
15,000	PerkinElmer Inc.	675,900
15,400	Questcor Pharmaceuticals Inc.	999,922
7,400	Teleflex Inc.	793,576
6,000	United Therapeutics Corp. (a)	564,180
8,000	Valeant Pharmaceuticals International Inc. (a)	1,054,640
27,000	Zoetis Inc. - Class A	781,380
		9,302,281
Industrials - 12.6%
6,000	Cummins Inc.	893,940
15,000	Dover Corp.	1,226,250
6,700	FedEx Corp.	888,152
14,850	Fortune Brands Home & Security Inc.	624,888
8,000	Genesee & Wyoming Inc. - Class A (a)	778,560
16,200	Jacobs Engineering Group Inc. (a)	1,028,700
7,900	Lincoln Electric Holdings Inc.	568,879
1,975	Middleby Corp. (a)	521,815
6,600	Pall Corp.	590,502
5,300	Roper Industries Inc.	707,603
40,000	Southwest Airlines Co.	944,400
5,100	Union Pacific Corp.	957,066
10,000	United Rentals Inc. (a)	949,400
15,000	Woodward Inc.	622,950
		11,303,105
Information Technology - 9.4%
13,000	Adobe Systems Inc. (a)	854,620
11,400	Akamai Technologies Inc. (a)	663,594
25,000	Broadridge Financial Solutions Inc.	928,500
55,000	Cadence Design Systems Inc. (a)	854,700
5,050	Citrix Systems Inc. (a)	290,021
9,000	Cognizant Technology Solutions Corp. - Class A (a)	455,490
3,600	FactSet Research Systems Inc.	388,116
14,800	Fiserv Inc. (a)	839,012
15,000	IAC/InterActiveCorp.	1,070,850
10,000	Jack Henry & Associates Inc.	557,600
3,750	Knowles Corp.	118,388
39,400	Mentor Graphics Corp.	867,588
8,500	OSI Systems Inc. (a)	508,810
		8,397,289
Materials - 5.3%
15,400	Caesarstone Sdot-Yam Ltd.	837,452
10,000	Eastman Chemical Co.	862,100
10,000	FMC Corp.	765,600
28,000	HB Fuller Co.	1,351,840
35,000	PH Glatfelter Co.	952,700
		4,769,692
Total Common Stocks (cost $46,156,115)		58,629,459

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
Corporate Bonds - 14.9%
Consumer Discretionary - 1.4%
$500,000	Comcast Corp., 5.70%, 05/15/18	$574,349
300,000	McGraw-Hill Cos. Inc., 5.90%, 11/15/17	332,834
300,000	Viacom Inc., 6.25%, 04/30/16	332,418
		1,239,601
Consumer Staples - 1.0%
500,000	Anheuser-Busch Cos. Inc., 5.00%, 03/01/19	557,546
300,000	ConAgra Foods Inc., 7.00%, 04/15/19	358,690
		916,236
Energy - 1.2%
300,000	BP Capital Markets Plc, 3.63%, 05/08/14	300,956
200,000	ONEOK Partners LP, 6.15%, 10/01/16	223,595
500,000	Shell International Finance BV, 3.25%, 09/22/15	522,330
		1,046,881
Financials - 5.4%
500,000	American Express Co., 5.50%, 09/12/16	553,672
500,000	Commonwealth Bank of Australia, 2.92%, 04/13/20 (b) (c)	485,300
500,000	General Electric Capital Corp., 5.63%, 09/15/17	567,401
500,000	Health Care REIT Inc., 6.20%, 06/01/16	553,550
500,000	JPMorgan Chase & Co., 6.40%, 10/02/17	577,186
500,000	Morgan Stanley, 0.72%, 10/15/15 (b)	500,237
250,000	Regions Bank, 7.50%, 05/15/18	295,048
300,000	Simon Property Group LP, 2.80%, 01/30/17	312,731
494,000	Vornado Realty Trust, 4.25%, 04/01/15	507,115
500,000	Wachovia Corp., 5.25%, 08/01/14	507,942
		4,860,182
Health Care - 1.2%
500,000	Novartis Securities Investment Ltd., 5.13%, 02/10/19	567,817
500,000	Teva Pharmaceutical Finance II BV, 3.00%, 06/15/15	513,678
		1,081,495
Industrials - 1.6%
400,000	Caterpillar Inc., 7.90%, 12/15/18	499,736
500,000	Harley-Davidson Funding Corp., 6.80%, 06/15/18 (d)	585,737
300,000	Honeywell International Inc., 5.30%, 03/01/18	341,000
		1,426,473
Telecommunication Services - 1.0%
500,000	AT&T Inc., 4.45%, 05/15/21	540,389
300,000	Verizon Communications Inc., 4.90%, 09/15/15	318,072
		858,461
Utilities - 2.1%
400,000	Commonwealth Edison Co., 4.00%, 08/01/20	427,048
400,000	Consolidated Edison Co. of New York Inc., 5.30%, 12/01/16	442,937
450,000	Exelon Generation Co. LLC, 5.20%, 10/01/19	492,054
500,000	Sempra Energy, 6.50%, 06/01/16	556,628
		1,918,667
Total Corporate Bonds (cost $12,961,816)		13,347,996
Government and Agency Obligations - 10.6%
GOVERNMENT SECURITIES - 10.3%
Municipals - 3.9%
350,000	California State University, RB, 5.45%, 11/01/22	382,697
250,000	City of Aurora, Illinois, GO, Series A, 4.25%, 12/30/17	271,023
250,000	City of Industry, California, RB, 7.00%, 01/01/21	289,218
150,000	County of St. Charles, Missouri, RB, 5.16%, 10/01/20	167,133
190,000	Denver City & County Board of Water Commission, RB, Series A, 5.00%, 12/15/19	217,527
100,000	Denver Regional Transportation District, RB, 2.21%, 11/01/21	93,510
195,000	Kansas Development Finance Authority, RB, Series N, 5.20%, 11/01/19	221,972
300,000	Metro Wastewater Reclamation District, Sewer Revenue, Series B, 5.02%, 04/01/20	332,616
205,000	Northern Illinois Municipal Power Agency, Power Project Revenue, 5.69%, 01/01/17	220,976
200,000	Reeves County, Texas, Correctional Facilities, 7.40%, 12/01/17	211,968
200,000	Santa Monica Community College District, Series A, 5.73%, 08/01/24	220,174
100,000	State of Florida Lottery, RB, 5.19%, 07/01/19	112,209
265,000	Town of Hamden, Connecticut, GO, Series B, 5.38%, 08/15/22	294,195
200,000	Town of Parker, Colorado, Series A, 5.30%, 11/01/18	218,282

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
$155,000	Upper St. Clair Township School District, 2.86%, 07/15/21	$147,388
100,000	Vista Community Development Commission California, 7.61%, 09/01/21	110,681
		3,511,569
Treasury Inflation Index Securities - 0.7%
281,245	U.S. Treasury Inflation Indexed Note, 1.38%, 01/15/20 (e)	303,986
248,190	U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/25 (e)	292,224
		596,210
U.S. Treasury Securities - 5.7%
2,725,000	U.S. Treasury Bond, 9.25%, 02/15/16	3,174,731
1,875,000	U.S. Treasury Note, 1.75%, 05/31/16	1,924,952
		5,099,683
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 0.3%
Federal National Mortgage Association - 0.3%
230,372	Federal National Mortgage Association, 3.50%, 12/01/26	241,598
Total Government and Agency Obligations (cost $9,147,983)		9,449,060
Short Term Investments - 8.4%
Investment Company - 8.4%
7,563,230	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (f)	7,563,230
Total Short Term Investments (cost $7,563,230)		7,563,230
Total Investments - 99.4% (cost $75,829,144)		88,989,745
Other assets in excess of liabilities - 0.6%		526,028
NET ASSETS - 100%		$89,515,773

(a)	Non-income producing security.
(b)	Variable rate security. The rate reflected is the rate in effect at March 31, 2014.
(c)

Rule 144A of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Fund’s investment adviser has not deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. See Restricted Securities in the Notes to Financial Statements.

(d)

Rule 144A of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(e)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2014.

GO	General Obligation
RB	Revenue Bond

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2014

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 96.7%
Consumer Discretionary - 16.3%
2,804	AutoZone Inc. (a)	$1,506,028
23,841	Bally Technologies Inc. (a)	1,579,943
45,894	BorgWarner Inc.	2,821,104
41,722	Cabela’s Inc. (a)	2,733,208
29,801	Discovery Communications Inc. — Class C (a)	2,296,465
19,819	Foot Locker Inc.	931,097
16,926	HanesBrands Inc.	1,294,501
12,914	Polaris Industries Inc.	1,804,215
99,337	PulteGroup Inc.	1,906,277
301,488	Standard Pacific Corp. (a)	2,505,365
42,000	Sturm Ruger & Co. Inc.	2,511,600
59,602	Tenneco Inc. (a)	3,461,088
11,920	Ulta Salon Cosmetics & Fragrance Inc. (a)	1,161,962
10,232	Wynn Resorts Ltd.	2,273,039
		28,785,892
Consumer Staples - 5.6%
10,000	Church & Dwight Co. Inc.	690,700
51,682	Herbalife Ltd.	2,959,828
14,600	Keurig Green Mountain Inc.	1,541,614
22,251	PriceSmart Inc.	2,245,793
57,019	Snyders-Lance Inc.	1,607,366
29,000	WhiteWave Foods Co. - Class A (a)	827,660
		9,872,961
Energy - 7.6%
16,000	Bristow Group Inc.	1,208,320
25,033	Concho Resources Inc. (a)	3,066,542
231,356	Kodiak Oil & Gas Corp. (a)	2,808,662
35,761	Noble Energy Inc.	2,540,461
131,125	Northern Oil and Gas Inc. (a)	1,917,048
25,000	Oceaneering International Inc.	1,796,500
		13,337,533
Financials - 9.6%
13,410	Affiliated Managers Group Inc. (a)	2,682,670
20,998	Credit Acceptance Corp. (a)	2,984,866
49,668	Home Bancshares Inc.	1,709,573
59,602	Portfolio Recovery Associates Inc. (a)	3,448,572
12,914	Signature Bank (a)	1,621,869
57,748	Stifel Financial Corp. (a)	2,873,540
20,000	T. Rowe Price Group Inc.	1,647,000
		16,968,090
Health Care - 13.6%
68,455	Catamaran Corp. (a)	3,064,046
21,500	Centene Corp. (a)	1,338,375
41,324	Cerner Corp. (a)	2,324,475
18,000	Cooper Cos. Inc.	2,472,480
273,177	PDL BioPharma Inc.	2,270,101
30,500	PerkinElmer Inc.	1,374,330
50,000	Questcor Pharmaceuticals Inc.	3,246,500
23,841	Teleflex Inc.	2,556,709
31,291	United Therapeutics Corp. (a)	2,942,292
80,000	Zoetis Inc. - Class A	2,315,200
		23,904,508
Industrials - 18.0%
18,500	Cummins Inc.	2,756,315
32,494	Dover Corp.	2,656,384
40,800	Fortune Brands Home & Security Inc.	1,716,864
19,867	Genesee & Wyoming Inc. - Class A (a)	1,933,456
43,708	HUB Group Inc. - Class A (a)	1,747,883
33,000	Jacobs Engineering Group Inc. (a)	2,095,500
32,682	Lincoln Electric Holdings Inc.	2,353,431
10,689	Middleby Corp. (a)	2,824,141
30,794	Pall Corp.	2,755,139
12,616	Roper Industries Inc.	1,684,362
147,377	Southwest Airlines Co.	3,479,571
23,841	Triumph Group Inc.	1,539,652
20,000	United Rentals Inc. (a)	1,898,800
56,622	Woodward Inc.	2,351,512
		31,793,010
Information Technology - 17.7%
52,649	Adobe Systems Inc. (a)	3,461,145
29,801	Akamai Technologies Inc. (a)	1,734,716
78,843	Broadridge Financial Solutions Inc.	2,928,229
160,330	Cadence Design Systems Inc. (a)	2,491,528
19,867	Citrix Systems Inc. (a)	1,140,962
85,430	Cognizant Technology Solutions Corp. - Class A (a)	4,323,612
9,934	FactSet Research Systems Inc.	1,070,985
56,622	Fiserv Inc. (a)	3,209,901
50,620	IAC/InterActiveCorp.	3,613,762
27,417	Jack Henry & Associates Inc.	1,528,772
15,397	Knowles Corp.	486,083
99,337	Mentor Graphics Corp.	2,187,401
46,662	NeuStar Inc. - Class A (a)	1,516,982
26,821	OSI Systems Inc. (a)	1,605,505
		31,299,583
Materials - 8.3%
42,000	Caesarstone Sdot-Yam Ltd.	2,283,960
30,794	Eastman Chemical Co.	2,654,751
31,788	FMC Corp.	2,433,689
75,496	HB Fuller Co.	3,644,947
100,000	PH Glatfelter Co.	2,722,000
9,934	Sigma-Aldrich Corp.	927,637
		14,666,984
Total Common Stocks (cost $110,374,642)		170,628,561

See accompanying Notes to Financial Statements.

Shares	Security Description	Value
Short Term Investments - 3.0%
Investment Company - 3.0%
5,327,268	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	$5,327,268
Total Short Term Investments (cost $5,327,268)		5,327,268
Total Investments - 99.7% (cost $115,701,910)		175,955,829
Other assets in excess of liabilities - 0.3%		512,364
NET ASSETS - 100%		$176,468,193

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2014.

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2014

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks - 96.8%
Consumer Discretionary - 13.3%
134,800	Ann Inc. (a)	$5,591,504
65,500	Buckle Inc.	2,999,900
296,400	Callaway Golf Co.	3,029,208
96,900	Iconix Brand Group Inc. (a)	3,805,263
54,300	International Speedway Corp. - Class A	1,845,657
66,100	Jack in the Box Inc. (a)	3,895,934
69,900	Steiner Leisure Ltd. (a)	3,232,875
64,100	Vitamin Shoppe Inc. (a)	3,046,032
		27,446,373
Consumer Staples - 3.2%
65,000	Calavo Growers Inc.	2,312,700
21,000	Lancaster Colony Corp.	2,087,820
27,600	WD-40 Co.	2,140,932
		6,541,452
Energy - 6.6%
49,400	Dresser-Rand Group Inc. (a)	2,885,454
75,900	Matrix Service Co. (a)	2,563,902
50,000	PDC Energy Inc. (a)	3,113,000
23,700	SM Energy Co.	1,689,573
69,400	Tidewater Inc.	3,374,228
		13,626,157
Financials - 21.0%
233,700	Cardinal Financial Corp.	4,166,871
40,700	Cullen/Frost Bankers Inc.	3,155,471
35,400	Home Properties Inc.	2,128,248
30,300	Jones Lang LaSalle Inc.	3,590,550
93,400	LTC Properties Inc.	3,514,642
92,600	Mack-Cali Realty Corp.	1,925,154
115,200	MB Financial Inc.	3,566,592
213,600	Old National Bancorp	3,184,776
129,900	Selective Insurance Group	3,029,268
110,900	Southside Bancshares Inc.	3,480,042
60,900	Stifel Financial Corp. (a)	3,030,384
53,800	UMB Financial Corp.	3,480,860
102,100	United Bankshares Inc.	3,126,302
10,900	Virtus Investment Partners Inc. (a)	1,887,553
		43,266,713
Health Care - 9.4%
179,600	AMN Healthcare Services Inc. (a)	2,467,704
81,800	CONMED Corp.	3,554,210
49,100	Greatbatch Inc. (a)	2,254,672
102,000	Team Health Holdings Inc. (a)	4,564,500
101,800	VCA Antech Inc. (a)	3,281,014
74,700	West Pharmaceutical Services Inc.	3,290,535
		19,412,635
Industrials - 15.7%
98,600	Actuant Corp. - Class A	3,367,190
112,700	Barnes Group Inc.	4,335,569
40,200	Carlisle Cos. Inc.	3,189,468
54,400	CLARCOR Inc.	3,119,840
66,600	Forward Air Corp.	3,070,926
84,100	Granite Construction Inc.	3,358,113
232,963	Navigant Consulting Inc. (a)	4,347,090
177,500	Tetra Tech Inc. (a)	5,252,225
96,400	Werner Enterprises Inc.	2,459,164
		32,499,585
Information Technology - 19.3%
39,100	Anixter International Inc.	3,969,432
31,900	CACI International Inc. - Class A (a)	2,354,220
43,100	Littelfuse Inc.	4,035,884
277,700	Micrel Inc.	3,076,916
117,700	Microsemi Corp. (a)	2,946,031
45,600	MTS Systems Corp.	3,123,144
73,400	National Instruments Corp.	2,105,846
62,000	NetGear Inc. (a)	2,091,260
66,300	NetScout Systems Inc. (a)	2,491,554
100,600	Park Electrochemical Corp.	3,004,922
114,600	PTC INC (a)	4,060,278
27,200	Syntel Inc. (a)	2,445,280
59,600	Zebra Technologies Corp. - Class A (a)	4,136,836
		39,841,603
Materials - 4.6%
48,700	Carpenter Technology Corp.	3,216,148
65,800	Materion Corp.	2,232,594
71,200	Sensient Technologies Corp.	4,016,392
		9,465,134
Utilities - 3.7%
60,400	IDACORP Inc.	3,350,388
121,100	Westar Energy Inc.	4,257,876
		7,608,264
Total Common Stocks (cost $134,039,499)		199,707,916
Short Term Investments - 3.2%
Investment Company - 3.2%
6,606,596	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	6,606,596
Total Short Term Investments (cost $6,606,596)		6,606,596
Total Investments - 100.0% (cost $140,646,095)		206,314,512
Other assets in excess of liabilities - 0.0%		21,840
NET ASSETS - 100%		$206,336,352

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2014.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2014

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$106,037,683	$103,346,727
Unrealized appreciation of investments	768,149	985,168
Total investments, at value	106,805,832	104,331,895
Cash	—	18,925
Interest and dividends receivable	379,464	593,087
Receivable for capital shares issued	359,109	304,531
Receivable for investments sold	—	—
Prepaid expenses	21,436	18,695
Other receivable	743	—
Total Assets	107,566,584	105,267,133
Liabilities:
Distributions payable	104,642	171,547
Payable for investments purchased	105,744	1,416,116
Payable for capital shares redeemed	9,487	10,503
Accrued expenses and other payables:
Investment advisory fees	25,262	28,584
Administration fees payable to non-related parties	7,936	7,747
Administration fees payable to related parties	6,316	6,063
Shareholder service fees - Institutional Class	3,740	2,706
Other fees	31,840	29,330
Total liabilities	294,967	1,672,596
Net assets	$107,271,617	$103,594,537
Composition of Net Assets:
Capital	$109,922,705	$102,609,499
Accumulated (excess of distributions over) net investment income (loss)	(105,782)	238,651
Accumulated net realized gain (loss) from investments	(3,313,455)	(238,781)
Net unrealized appreciation on investments	768,149	985,168
Net Assets	$107,271,617	$103,594,537
Institutional Class:
Net assets	$13,122,592	$10,784,373
Shares of beneficial interest	1,383,779	1,052,184
Net asset value, offering and redemption price per share	$9.48	$10.25
Institutional Plus Class:
Net assets	$94,149,025	$92,810,164
Shares of beneficial interest	9,897,015	9,047,044
Net asset value, offering and redemption price per share	$9.51	$10.26

See accompanying Notes to Financial Statements.

BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$75,829,144	$115,701,910	$140,646,095
13,160,601	60,253,919	65,668,417
88,989,745	175,955,829	206,314,512
—	—	—
294,022	38,473	114,489
93,915	293,236	176,675
314,575	2,925,099	491,357
13,426	14,352	17,985
—	—	—
89,705,683	179,226,989	207,115,018

—	—	—
—	2,547,998	—
81,887	23,485	564,199

47,024	94,995	125,501
6,165	11,669	13,489
5,267	10,555	12,201
21,161	25,180	16,220
28,406	44,914	47,056
189,910	2,758,796	778,666
$89,515,773	$176,468,193	$206,336,352

$68,668,652	$108,059,173	$131,419,901
—	—	345,266
7,686,520	8,155,101	8,902,768
13,160,601	60,253,919	65,668,417
$89,515,773	$176,468,193	$206,336,352

$69,070,113	$59,248,798	$42,855,211
3,923,286	3,092,472	1,756,782
$17.61	$19.16	$24.39

$20,445,660	$117,219,395	$163,481,141
1,167,157	6,083,782	6,692,229
$17.52	$19.27	$24.43

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2014

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Investment Income:
Interest	$2,152,662	$2,817,733
Dividend	19,675	135,440
Foreign tax withholding	—	—
Total Income	2,172,337	2,953,173
Expenses:
Investment advisory fees	456,707	500,740
Administration fees	145,981	135,276
Shareholder service fees - Institutional Class	42,534	32,892
Custodian fees	6,115	6,250
Chief compliance officer fees	12,855	11,660
Director fees	4,017	3,680
Transfer agent fees	38,161	34,708
Registration and filing fees	25,257	27,558
Other fees	37,071	33,240
Total expenses before waivers	768,698	786,004
Expenses waived by Adviser	(200,951)	(225,334)
Total Expenses	567,747	560,670
Net Investment Income (Loss)	1,604,590	2,392,503
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on investment transactions (a)	26,041	(17,025)
Change in unrealized appreciation (depreciation) on investments	(857,570)	(1,749,029)
Net realized and unrealized gain (loss) on investments	(831,529)	(1,766,054)
Net increase in net assets from operations	$773,061	$626,449

(a)   For the Growth Opportunities Fund, the amount includes $473,165 net realized gain from a redemption-in-kind.

See accompanying Notes to Financial Statements.

BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$607,473	$—	$—
689,285	1,272,106	2,491,278
(1,805)	(7,746)	—
1,294,953	1,264,360	2,491,278

575,480	1,181,393	1,570,846
116,882	229,144	268,711
125,015	126,915	113,752
5,571	5,873	5,495
10,776	22,189	25,918
3,382	6,925	8,195
54,525	54,823	54,022
25,426	29,518	25,511
38,934	60,086	63,974
955,991	1,716,866	2,136,424
(95,915)	(189,025)	(240,244)
860,076	1,527,841	1,896,180
434,877	(263,481)	595,098

12,082,625	19,503,536	11,527,628
(910,935)	14,782,333	28,721,899
11,171,690	34,285,869	40,249,527
$11,606,567	$34,022,388	$40,844,625

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Operations:
Net investment income (loss)	$1,604,590	$1,623,751	$2,392,503	$2,133,674
Net realized gain (loss) on investment transactions	26,041	411,324	(17,025)	1,093,966
Change in unrealized appreciation (depreciation) on investments	(857,570)	547,176	(1,749,029)	489,886
Net increase in net assets from operations	773,061	2,582,251	626,449	3,717,526
Distributions to Shareholders:
From net investment income
Institutional Class	(298,174)	(1,213,176)	(490,002)	(1,686,448)
Institutional Plus Class	(1,278,083)	(471,591)	(1,907,202)	(443,173)
From net realized gains on investments
Institutional Class	(4,943)	(31,965)	—	—
Institutional Plus Class	(33,677)	(12,507)	—	—
Change in net assets from distributions to shareholders	(1,614,877)	(1,729,239)	(2,397,204)	(2,129,621)
Capital Transactions:
Proceeds from shares issued
Institutional Class	11,256,485	9,394,778	5,776,478	10,890,154
Institutional Plus Class	82,266,049	16,521,355	88,730,241	14,212,123
Proceeds from dividends reinvested
Institutional Class	159,741	177,432	248,675	210,664
Institutional Plus Class	344,164	467,274	450,640	423,417
Cost of shares redeemed
Institutional Class	(46,559,183)	(11,517,411)	(49,510,273)	(12,066,877)
Institutional Plus Class (a)	(18,238,002)	(2,796,544)	(20,319,770)	(1,601,929)
Change in net assets from capital transactions	29,229,254	12,246,884	25,375,991	12,067,552
Change in net assets	28,387,438	13,099,896	23,605,236	13,655,457
Net Assets:
Beginning of year	78,884,179	65,784,283	79,989,301	66,333,844
End of year	$107,271,617	$78,884,179	$103,594,537	$79,989,301
Accumulated (excess of distributions over) net investment income (loss)	$(105,782)	$(78,664)	$238,651	$320,177
Share Transactions Institutional Class:
Shares issued	1,183,318	982,936	560,878	1,042,006
Shares reinvested	16,827	18,591	24,304	20,155
Shares redeemed	(4,872,773)	(1,204,694)	(4,758,790)	(1,153,860)
Change in shares	(3,672,628)	(203,167)	(4,173,608)	(91,699)
Share Transactions Institutional Plus Class:
Shares issued	8,620,068	1,721,166	8,582,860	1,357,896
Shares reinvested	36,141	48,880	43,963	40,461
Shares redeemed	(1,916,795)	(292,302)	(1,990,672)	(153,204)
Change in shares	6,739,414	1,477,744	6,636,151	1,245,153

(a)         For the Growth Opportunities Fund, the amount includes $1,092,420 from a redemption-in-kind for the year ended March 31, 2014.

See accompanying notes to financial statements.

BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

$434,877	$668,205	$(263,481)	$(280,044)	$595,098	$1,625,974
12,082,625	1,535,060	19,503,536	3,028,545	11,527,628	4,549,876

(910,935)	1,897,771	14,782,333	8,662,913	28,721,899	9,613,635
11,606,567	4,101,036	34,022,388	11,411,414	40,844,625	15,789,485

(354,251)	(485,126)	—	—	(201,831)	(315,746)
(122,160)	(177,759)	—	—	(1,216,530)	(618,009)

(4,368,037)	—	(4,687,214)	(1,794,020)	(600,088)	(2,889,668)
(1,176,200)	—	(8,009,258)	(973,297)	(2,008,931)	(3,725,444)
(6,020,648)	(662,885)	(12,696,472)	(2,767,317)	(4,027,380)	(7,548,867)

22,143,826	24,142,222	18,745,345	20,000,797	12,627,697	26,280,682
9,269,431	1,742,280	75,255,184	8,618,695	66,693,239	12,814,067

4,428,599	461,386	4,089,227	978,077	663,199	1,112,264
1,225,096	177,759	4,237,793	973,297	2,170,460	4,343,453

(17,490,726)	(24,194,724)	(60,137,948)	(20,796,241)	(57,759,533)	(13,000,394)
(3,573,544)	(2,811,738)	(20,765,882)	(8,435,145)	(24,192,012)	(15,818,261)
16,002,682	(482,815)	21,423,719	1,339,480	203,050	15,731,811
21,588,601	2,955,336	42,749,635	9,983,577	37,020,295	23,972,429

67,927,172	64,971,836	133,718,558	123,734,981	169,316,057	145,343,628
$89,515,773	$67,927,172	$176,468,193	$133,718,558	$206,336,352	$169,316,057
$—	$17,977	$—	$(124,361)	$345,266	$1,168,529

1,286,428	1,573,937	1,039,883	1,296,306	585,830	1,413,301
256,579	29,918	213,425	65,643	28,125	62,557
(1,015,415)	(1,598,826)	(3,369,594)	(1,370,840)	(2,795,136)	(697,421)
527,592	5,029	(2,116,286)	(8,891)	(2,181,181)	778,437

529,911	112,868	4,137,044	560,013	3,167,785	693,133
71,309	11,496	220,145	65,147	91,969	243,740
(208,526)	(181,281)	(1,098,100)	(554,956)	(1,090,721)	(849,036)
392,694	(56,917)	3,259,089	70,204	2,169,033	87,837

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*(c)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/14	$9.60	$0.15	$(0.12)	$0.03	$(0.15)	$(0.00	)(d)	$9.48	0.40%	$13,123	0.79%	1.62%	1.01%	48%
03/31/13	9.48	0.23	0.13	0.36	(0.23)	(0.01)		9.60	3.85	48,543	0.83	2.36	1.05	50
03/31/12	9.51	0.25	0.01	0.26	(0.27)	(0.02)		9.48	2.80	49,848	0.84	2.66	1.06	42
03/31/11	9.51	0.28	0.03	0.31	(0.31)	—		9.51	3.27	68,550	0.82	2.94	1.08	45
03/31/10	9.20	0.32	0.34	0.66	(0.35)	—		9.51	7.18	71,503	0.86	3.39	1.17	62
Institutional Plus Class
03/31/14	9.61	0.17	(0.10)	0.07	(0.17)	(0.00	)(d)	9.51	0.77	94,149	0.58	1.79	0.80	48
03/31/13	9.49	0.25	0.14	0.39	(0.26)	(0.01)		9.61	4.11	30,342	0.58	2.59	0.80	50
03/31/12(e)	9.40	0.13	0.12	0.25	(0.14)	(0.02)		9.49	2.62	15,936	0.61	2.98	0.83	42

INCOME FUND
Institutional Class
03/31/14	10.47	0.28	(0.21)	0.07	(0.29)	—		10.25	0.72	10,784	0.81	2.71	1.08	55
03/31/13	10.23	0.31	0.24	0.55	(0.31)	—		10.47	5.46	54,724	0.88	3.01	1.15	42
03/31/12	9.91	0.36	0.32	0.68	(0.36)	—		10.23	6.93	54,401	0.91	3.56	1.18	38
03/31/11	9.79	0.42	0.10	0.52	(0.40)	—		9.91	5.37	56,542	0.83	4.26	1.18	68
03/31/10	9.29	0.45	0.51	0.96	(0.46)	—		9.79	10.49	60,098	0.77	4.72	1.27	71
Institutional Plus Class
03/31/14	10.48	0.30	(0.22)	0.08	(0.30)	—		10.26	0.79	92,810	0.64	2.91	0.91	55
03/31/13	10.24	0.34	0.24	0.58	(0.34)	—		10.48	5.70	25,266	0.63	3.24	0.90	42
03/31/12(e)	10.14	0.15	0.10	0.25	(0.15)	—		10.24	2.47	11,933	0.66	3.45	0.93	38

BALANCED FUND
Institutional Class
03/31/14	16.30	0.09	2.56	2.65	(0.10)	(1.24)		17.61	16.46	69,070	1.16	0.53	1.29	91
03/31/13	15.39	0.15	0.90	1.05	(0.14)	—		16.30	6.89	55,358	1.22	0.98	1.35	27
03/31/12	14.27	0.13	1.12	1.25	(0.13)	—		15.39	8.82	52,199	1.25	0.93	1.38	25
03/31/11	12.44	0.22	1.82	2.04	(0.21)	—		14.27	16.56	38,591	1.22	1.67	1.37	34
03/31/10	8.70	0.17	3.74	3.91	(0.17)	—		12.44	45.17	29,898	1.37	1.57	1.53	70
Institutional Plus Class
03/31/14	16.23	0.12	2.54	2.66	(0.13)	(1.24)		17.52	16.65	20,446	0.95	0.72	1.08	91
03/31/13	15.36	0.19	0.90	1.09	(0.22)	—		16.23	7.17	12,569	0.97	1.24	1.10	27
03/31/12(e)	13.90	0.07	1.47	1.54	(0.08)	—		15.36	11.13	12,773	1.02	1.06	1.15	25

See accompanying Notes to Financial Statements.

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*(c)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/14	$16.63	$(0.05)	$4.10	$4.05	$—		$(1.52)	$19.16	24.36%	$59,249	1.08%	(0.28)%	1.20%	56%
03/31/13	15.52	(0.05)	1.53	1.48	—		(0.37)	16.63	9.79	86,600	1.15	(0.33)	1.27	55
03/31/12	15.19	(0.08)	0.41	0.33	—		—	15.52	2.17	80,961	1.16	(0.55)	1.28	72
03/31/11	11.50	0.02	3.72	3.74	(0.05	)(f)	—	15.19	32.54	107,089	1.16	0.18	1.30	45
03/31/10	7.36	(0.01)	4.15	4.14	—		—	11.50	56.25	68,427	1.18	(0.11)	1.35	54
Institutional Plus Class
03/31/14	16.68	(0.02)	4.13	4.11	—		(1.52)	19.27	24.65	117,219	0.89	(0.08)	1.01	56
03/31/13	15.53	(0.01)	1.53	1.52	—		(0.37)	16.68	10.05	47,119	0.90	(0.07)	1.02	55
03/31/12(e)	13.31	(0.01)	2.23	2.22	—		—	15.53	16.68	42,774	0.93	(0.13)	1.05	72

SMALL COMPANY FUND
Institutional Class
03/31/14	19.98	0.03	4.81	4.84	(0.11)		(0.32)	24.39	24.26	42,855	1.19	0.13	1.32	21
03/31/13	19.11	0.18	1.63	1.81	(0.09)		(0.85)	19.98	10.11	78,688	1.22	0.97	1.35	19
03/31/12	19.37	0.09	0.59	0.68	(0.07)		(0.87)	19.11	4.25	60,370	1.22	0.47	1.35	30
03/31/11	16.56	0.11	3.89	4.00	(0.01)		(1.18)	19.37	24.83	77,747	1.26	0.64	1.41	28
03/31/10	9.90	0.06	6.66	6.72	(0.06)		—	16.56	68.04	64,737	1.34	0.47	1.50	30
Institutional Plus Class
03/31/14	20.04	0.09	4.81	4.90	(0.19)		(0.32)	24.43	24.53	163,481	0.96	0.39	1.09	21
03/31/13	19.16	0.23	1.64	1.87	(0.14)		(0.85)	20.04	10.43	90,628	0.97	1.23	1.10	19
03/31/12	19.38	0.13	0.60	0.73	(0.08)		(0.87)	19.16	4.51	84,974	0.96	0.74	1.10	30
03/31/11(e)	18.09	0.01	1.28	1.29	—		—	19.38	7.13	64,005	0.93	0.22	1.10	28

*                 Ratios excluding contractual and voluntary waivers.

(a)         Per share data calculated using average shares method.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         Amount represents less than $0.005.

(e)          Commencement of Operations of Institutional Plus Class shares was as follows: Small Company Fund — December 17, 2010; Short-Intermediate Bond Fund, Balanced Fund and Growth Opportunities Fund — October 14, 2011; Income Fund — October 28, 2011.

(f)            Distribution amount for the Growth Opportunities Fund includes a return of capital distribution of $0.03 per share for the year ended March 31, 2011.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1. Organization

Tributary Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series.  The Company consists of five series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Growth Opportunities Fund and the Small Company Fund (collectively, the “Funds” and individually, a “Fund”).  Each series represents a distinct portfolio with its own investment objectives and policies.  Effective July 26, 2013 and January 29, 2014, the Core Equity Fund and the Large Cap Growth Fund, respectively, were liquidated and removed as series of the Company.

All Funds offer Institutional Class and Institutional Plus Class shares without a sales charge.  The two classes differ principally in applicable minimum investment and shareholder servicing fees.  Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class.  No class has preferential dividend rights.

2. Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time.  In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market (foreign or domestic) on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE.  Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate market value.  Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation.  Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee (“Fair Value Committee”) pursuant to procedures established by the Company’s Board of Directors (“Board”).  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee’s own assumptions in determining fair value.  Factors used in determining fair value include, but are not limited to:  type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds’ adviser, sub-adviser and Treasurer, who serves on the committee as a non-voting member.  The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Fair Valuation Committee’s determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price).  One component of fair value is a three-tier fair value hierarchy.  The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 — includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 — includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 — includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the Co-Administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Co-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To substantiate Level 3 unobservable inputs, the Adviser and Co-Administrator use a variety of techniques as appropriate, including, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2014, by category:

	LEVEL 1 - Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset- Backed Securities	$—	$28,769,869	$—	$28,769,869
Corporate Bonds	—	26,187,198	—	26,187,198
Government and Agency Obligations	—	47,688,856	—	47,688,856
Preferred Stocks	445,357	—	—	445,357
Short Term Investments	3,714,552	—	—	3,714,552
Total	$4,159,909	$102,645,923	$—	$106,805,832
Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$27,126,439	$—	$27,126,439
Corporate Bonds	—	22,764,292	—	22,764,292
Government and Agency Obligations	—	49,044,599	—	49,044,599
Preferred Stock	469,649	—	—	469,649
Exchange Traded Funds	476,386	—	—	476,386
Investment Company	1,237,409	—	—	1,237,409
Short Term Investments	3,213,121	—	—	3,213,121
Total	$5,396,565	$98,935,330	$—	$104,331,895
Balanced Fund
Common Stocks	$58,629,459	$—	$—	$58,629,459
Corporate Bonds	—	13,347,996	—	13,347,996
Government and Agency Obligations	—	9,449,060	—	9,449,060
Short Term Investments	7,563,230	—	—	7,563,230
Total	$66,192,689	$22,797,056	$—	$88,989,745
Growth Opportunities Fund
Common Stocks	$170,628,561	$—	$—	$170,628,561
Short Term Investments	5,327,268	—	—	5,327,268
Total	$175,955,829	$—	$—	$175,955,829
Small Company Fund
Common Stocks	$199,707,916	$—	$—	$199,707,916
Short Term Investments	6,606,596	—	—	6,606,596
Total	$206,314,512	$—	$—	$206,314,512

The Funds recognize transfers between levels as of the beginning of the year.  There were no significant transfers into or out of Level 1, 2 or 3 during the year ended March 31, 2014.  There were no significant Level 3 valuations for which unobservable valuation inputs were developed at March 31, 2014.

Guarantees and Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities.  Each Fund’s maximum exposure under these arrangements is unknown.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, certain of the Company’s contracts with service providers contain

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Securities Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date.  For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date.  Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount.  Dividend income is recorded on the ex-dividend date.  Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes.  Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties.  Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without registering the transaction under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Whether a restricted security is illiquid or not is determined pursuant to procedures established by the Board.  Not all restricted securities are considered illiquid.  As of March 31, 2014, the Balanced Fund held the following Rule 144A security that was not deemed liquid:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Commonwealth Bank of Australia, 2.92%, 04/13/20	3/31/10	$500,000	$485,300	0.5%

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond and Income Funds.  The Balanced Fund declares and pays dividends from net investment income quarterly.  The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds.  Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund’s average daily net assets:  0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund.  First National Fund Advisers (“FNFA”), a division of FNBO, serves as the investment sub-adviser for the Short-Intermediate Bond Fund and Income Fund.  Prior to July 26, 2013, FNFA served as investment sub-adviser for the Balanced Fund.  Effective July 26, 2013, the FNFA Sub-Advisory contract was terminated for the Balanced Fund and Tributary, as investment adviser, assumed portfolio management responsibilities of the Fund.

Tributary has contractually agreed to waive certain of its fees until July 31, 2014 at the annual rate of the following percentages of each Fund’s average daily net assets:  0.22% for the Short-Intermediate Bond Fund, 0.27% for the Income Fund, 0.125% for the

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

Balanced Fund, 0.12% for the Growth Opportunities Fund and 0.13% for the Small Company Fund.  None of the waived fees can be recaptured in subsequent periods.  The amounts waived for each Fund are recorded as expenses waived by adviser in each Fund’s Statement of Operations.

JPMorgan Chase Bank, N.A. serves as the custodian for each of the Funds.  DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions.  Tributary and Jackson Fund Services serve as co-administrators of the Funds.  As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund’s average daily net assets.  Tributary receives 0.07% of each Fund’s average daily net assets.  Beacon Hill Fund Services, Inc. provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds’ Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”).  Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund.  The Funds maintain Servicing Agreements, one of which is with FNBO.  For the year ended March 31, 2014, the Funds paid FNBO as follows: Short Intermediate Bond Fund — $22,029; Income Fund — $24,697; Balanced Fund — $1,679; Growth Opportunities Fund — $29,658; Small Company Fund — $30,778.  The amounts charged to the Funds and paid to FNBO for shareholder service fees are reported within the Statements of Operations.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$71,299,960	$42,934,756
Income Fund	70,932,517	45,582,853
Balanced Fund	71,591,260	65,414,214
Growth Opportunities Fund	93,899,882	84,956,708
Small Company Fund	37,593,100	42,065,416

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$38,375,940	$23,180,481
Income Fund	48,436,982	34,437,627
Balanced Fund	5,954,360	1,704,315

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

The following information is presented on an income tax basis.  It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes.  Therefore, no provision is made for federal income or excise taxes.  Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$(55,451)	$783,503	$(728,052)
Income Fund	(76,825)	76,825	—
Balanced Fund	23,557	(23,557)	—
Growth Opportunities Fund	387,842	(861,007)	473,165
Small Company Fund	—	—	—

As of March 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Short-Intermediate Bond Fund	$106,433,031	$970,511	$(597,710)	$372,801
Income Fund	103,622,333	2,343,150	(1,633,588)	709,562
Balanced Fund	75,863,679	13,607,448	(481,382)	13,126,066
Growth Opportunities Fund	115,701,910	61,281,606	(1,027,687)	60,253,919
Small Company Fund	140,872,708	66,493,838	(1,052,034)	65,441,804

As of March 31, 2014, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Net Long Term Capital Gains	Distributions Payable	Unrealized Gains**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$249,590	$—	$(104,642)	$372,801	$(3,168,837)
Income Fund	564,743	—	(171,547)	709,562	(117,720)
Balanced Fund	—	7,721,055	—	13,126,066	—
Growth Opportunities Fund	1,913,083	6,242,018	—	60,253,919	—
Small Company Fund	1,197,040	8,277,607	—	65,441,804	—

*Undistributed net ordinary income includes any undistributed net short-term capital gains, if any.

**Unrealized gains (losses) are adjusted for open wash sale loss deferrals and return of capital paid by REIT securities.

***Capital loss carry forward includes deferred post October loss.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2014 and 2013 were as follows:

	Net Ordinary Income*		Net Long Term Capital Gains		Total Distributions Paid***
	2014	2013	2014**	2013	2014	2013
Short-Intermediate Bond Fund	$1,594,489	$1,733,364	$—	$—	$1,594,489	$1,733,364
Income Fund	2,352,303	2,121,357	—	—	2,352,303	2,121,357
Balanced Fund	457,078	662,885	5,563,570	—	6,020,648	662,885
Growth Opportunities Fund	2,606,313	—	10,090,159	2,767,317	12,696,472	2,767,317
Small Company Fund	2,542,258	1,338,646	1,485,122	6,210,221	4,027,380	7,548,867

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2014.

*** Total distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At March 31, 2014, the following Funds had net capital loss carryforwards available for U.S. Federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
Short-Intermediate Bond Fund	2015-2017	$3,022,974	$—	$131,752	$3,154,726
Income Fund	2016	62,765	—	—	62,765

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year.  For the year ended March 31, 2014, the Funds deferred losses to April 1, 2014 as follows:

	Post-October Capital Losses	Late Year Ordinary Losses
Short-Intermediate Bond Fund	$14,111	$—
Income Fund	54,955	—

The Funds comply with FASB Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes.”  FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Funds with tax positions not deemed to meet the “more-likely-than-not” threshold would be required to record a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax position taken in returns for the tax years ended March 31, 2011 through March 31, 2014, which remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2014.

7. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Tributary Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, for the Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund, each a series of Tributary Funds, Inc.  (the Funds)  as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
May 29, 2014

ADDITIONAL FUND INFORMATION

March 31, 2014 (Unaudited)

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203.  The information also is included in the Company’s Statement of Additional Information, which is available on the Funds’ website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the year ended March 31, 2014.  Foreign tax and qualified dividend information for the calendar year 2014 will be provided on your 2014 Form 1099-DIV.

For the year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012.  Complete information for calendar year 2014 will be reported in conjunction with your 2014 Form 1099-DIV.

For the year ended March 31, 2014, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	2.00%
Income Fund	2.00%
Balanced Fund	100.00%
Growth Opportunities Fund	35.00%
Small Company Fund	100.00%

For the year ended March 31, 2014, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	2.00%
Income Fund	2.00%
Balanced Fund	100.00%
Growth Opportunities Fund	35.00%
Small Company Fund	100.00%

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expense Paid During Period*	Expense Ratio During Period**	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expense Paid During Period*	Expense Ratio During Period**
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,009.30	$3.96	0.79%	$1,000.00	$1,020.99	$3.98	0.79%
Institutional Plus Class	1,000.00	1,011.50	2.81	0.56	1,000.00	1,022.14	2.82	0.56
Income Fund
Institutional Class	1,000.00	1,022.50	4.13	0.82	1,000.00	1,020.84	4.13	0.82
Institutional Plus Class	1,000.00	1,023.50	3.18	0.63	1,000.00	1,021.81	3.16	0.63
Balanced Fund
Institutional Class	1,000.00	1,089.20	6.15	1.18	1,000.00	1,019.05	5.94	1.18
Institutional Plus Class	1,000.00	1,090.90	4.90	0.94	1,000.00	1,020.22	4.76	0.94
Growth Opportunities Fund
Institutional Class	1,000.00	1,071.00	5.68	1.10	1,000.00	1,019.45	5.54	1.10
Institutional Plus Class	1,000.00	1,072.90	4.60	0.89	1,000.00	1,020.52	4.46	0.89
Small Company Fund
Institutional Class	1,000.00	1,125.40	6.31	1.19	1,000.00	1,019.00	5.99	1.19
Institutional Plus Class	1,000.00	1,127.20	5.09	0.96	1,000.00	1,020.16	4.82	0.96

*Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 182/365 (to reflect the most recent 6-month period).

**Annualized.

DIRECTORS AND OFFICERS (Unaudited)

March 31, 2014

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company.  The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Fund’s website www.tributaryfunds.com.

Name, Address(1), Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Robert A. Reed Age 74 Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 — present).	5	None.

Gary D. Parker Age 69 Director	Indefinite; Since 2005.	Retired.	5	None.

John J. McCartney Age 70 Director	Indefinite; Since 2010.	Retired.	5	None.

Interested Director

Stephen R. Frantz(2) Age 56 Director/President	Indefinite; Since 2010.	Managing Partner, Tributary Capital Management, LLC (May 2010 — present); Chief Investment Officer, First Investment Group (January 2005 — May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 — May 2010).	5	None.

Name, Address, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Officers

Daniel W. Koors(3) Age: 44 Treasurer	Indefinite; Since December 2009.

Chief Operating Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM (2011 — present); Treasurer and Chief Financial Officer of investment companies advised by Curian Capital, LLC (2010 — present); Senior Vice President of JNAM and JFS (2009 — present); Vice President of investment companies advised by JNAM (2006 — present).  Formerly, Chief Financial Officer of JNAM and JFS (2007 — 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 — 2011); Assistant Vice President — Fund Administration of Jackson National Life Insurance Company (2006 — 2009).

			N/A	N/A

Rodney L. Ruehle(4) Age: 46 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; Since December 2009.	Director, Beacon Hill Fund Services, Inc. (2008 — present).	N/A	N/A

Emily J. Bennett(3) Age: 31 Secretary	Indefinite; Since January 2013.

Senior Attorney of JNAM and JFS (2013 — present); Attorney of JNAM and JFS (2011 — 2013). Formerly, Departmental Specialist, Michigan Public Health Institute (2010 — 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009 — 2010).

			N/A	N/A

Karen J. Buiter(3) Age: 49 Assistant Treasurer	Indefinite; Since November 2013.

Vice President — Financial Reporting of JNAM (2010 — present); Assistant Vice President — Financial Reporting of JNAM (2008 — 2010); Assistant Treasurer of other investment companies advised by JNAM (2008 —present); Assistant Treasurer of investment companies advised by Curian Capital, LLC (2010 — present).

			N/A	N/A

(1) The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.

(2) As defined in the 1940 Act, Mr. Frantz is an “interested” director because he is an officer of Tributary Capital Management, LLC, which is the investment adviser for the Funds.

(3) The address for Mr. Koors, Ms. Bennett, and Ms. Buiter is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

(4) The address for Mr. Ruehle is 4041 North High Street, Suite 402, Columbus, Ohio 43214.

Investment Adviser

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Investment Sub-Adviser

(Short-Intermediate Bond Fund and

Income Fund only)

First National Fund Advisers

215 West Oak Street, 4th Floor

Fort Collins, Colorado 80521

Custodian

JPMorgan Chase

4 New York Plaza, 12th Floor

New York, New York 10004

Co-Administrators

Jackson Fund Services

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, Nebraska 68130

Legal Counsel

Husch Blackwell LLP

13330 California Street, Suite 200

Omaha, Nebraska 68154

Compliance Services

Beacon Hill Fund Services, Inc.

4041 North High Street, Suite 402

Columbus, Ohio 43214

Auditor

KPMG LLP

200 East Randolph Street, Suite 5500

Chicago, Illinois 60601

This report has been prepared for the general information of Tributary Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds’ prospectus. The prospectus contains more complete information about Tributary Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information

call 1-800-662-4203

or write to:

Tributary Funds Service Center

P.O. Box 219022

Kansas City, Missouri 64121-9022

or go to:

www.tributaryfunds.com

or email:

TributaryFunds@tributarycapital.com

1107-NLD-5/22/2014

TF-AR-0314

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR.  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

The audit committee financial expert is John J. McCartney who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended March 31, 2013 and March 31, 2014.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$101,000	$6,374	$28,350	$0
2014	$85,000	$6,811	$29,625	$0

Nature of services regarding Audit-Related Fees:

2014: Consent on N-1A and out of pocket expenses

2013: Consent on N-1A and out of pocket expenses

The above Tax Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to the registrant for Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$0	$0	$0
2014	$0	$0	$0

The aggregate amount of fees billed by billed the principal accountant to the Adviser Entities that were not directly related to the registrant’s operations and financial reporting was $0 for the fiscal year ended March 31, 2013 and $0 for the fiscal year ended March 31, 2014.

(e)(1)                   The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the registrant’s financial statements (an “Audit Engagement”).  The Audit Committee must report to the Board of Directors of the registrant regarding its approval of all Audit Engagements.

Management of the registrant may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the registrant and/or to the Adviser Entities, on a project-by-project basis.  The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement.  Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

(e)(2)                   0%.

(f)                                   Not applicable.

(g)                                  The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $34,724 for the fiscal year ended March 31, 2013 and $36,436 for the fiscal year ended March 31, 2014.

(h)                                 The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Adviser Entities (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 Included as a part of the report to shareholders filed under Item 1.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tributary Funds, Inc.

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen R. Frantz
Name:	Stephen R. Frantz
Title:	President
Date:	June 5, 2014

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 5, 2014

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Act.